UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07470

CARILLON SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Registrant’s Telephone Number, including Area Code: (727) 567-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

EXPLANATORY NOTE

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on March 3, 2023 (the “Report”), to replace the Registrant’s December 31, 2022 annual report under Item 1(a) with a restated December 31, 2022 annual report. The only change to the Report is the deletion of the word “(unaudited)” from the page header of page 34.

Item 1. Reports to Shareholders

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Item 1. Reports to Shareholders (Continued)

(b) Not applicable.

Annual Report

and Investment Performance Review for the fiscal year ended December 31, 2022

Carillon Chartwell Income Fund

Carillon Chartwell Mid Cap Value Fund

Carillon Chartwell Small Cap Value Fund

Carillon Chartwell Short Duration High Yield Fund

Carillon Chartwell Small Cap Growth Fund

Carillon Chartwell Short Duration Bond Fund

Table of Contents

President’s Letter1
Performance Summary and Commentary 2
Growth of a $10,000 Investment 6
Description of Indices8
Investment Portfolios
Carillon Chartwell Income Fund9
Carillon Chartwell Mid Cap Value Fund 13
Carillon Chartwell Small Cap Value Fund14
Carillon Chartwell Short Duration High Yield Fund15
Carillon Chartwell Small Cap Growth Fund17
Carillon Chartwell Short Duration Bond Fund18

Statements of Assets and Liabilities21
Statements of Operations22
Statements of Changes in Net Assets 23
Financial Highlights25
Notes to Financial Statements26
Report of Independent Registered Public Accounting Firm35
Understanding Your Ongoing Costs37
Investment Advisory and Subadvisory Agreements38
Principal Risks41
Trustees and Officers 47
Privacy Notice49

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President’s Letter

Dear Fellow Shareholders:

I hope this letter finds you healthy and well. The annual report of the Carillon Family of Funds for the 12-month period ending December 31, 2022, follows.

As you are aware, on July 1, 2022, the Chartwell Family of Funds was acquired by the Carillon Series Trust as a part of a larger transaction between Raymond James Financial, Inc. and TriState Capital Holdings. Your fund family continues to operate efficiently and effectively as we have transitioned from being physically distanced to working more in the office while minding current guidelines to keep associates healthy and safe.

The past year has been quite challenging across global markets with both bonds and equities declining by double digits. Global central banks embarked on a monetary tightening campaign in response to the highest levels of inflation in decades. Continued supply-chain disruptions and a war between Russia and Ukraine exacerbated inflationary pressures brought on by supply-demand dislocations from the COVID-19 pandemic, resulting in painful price increases globally. The U.S. Federal Reserve was late to act, and consequently the path of rate hikes has been the steepest in decades ... and there is still room for more this year.

The rapid tightening of financial conditions led to significant valuation compression across equity markets. Higher-duration companies, including information technology, biotechnology, and communication services companies were impacted the most. Many of the best-performing companies during the COVID-19 pandemic have been among the worst performers over the past 12 months. Tighter financial conditions also have led to increased recessionary risks, which have weighed on the performance of more cyclical companies, particularly those exposed to the consumer. Additionally, increased recession probabilities have pressured shares of smaller companies, contributing to one of the worst periods for the Russell 2000® Index since its inception.

While it has been a very challenging 12-month stretch, it is worth pointing out that many broad-market equity indices remain at or above where they were two years ago. Bond rates also have moved higher, which has been a mixed blessing for fixed income investors and managers. But for the first time in more than 12 years, investors do not need to assume additional risk to find attractive yields. Dispersion also has increased considerably across equity and fixed income markets, creating an opportunity for active managers to add value for clients via security selection.

Volatility and a continued focus on inflation may force investors to be more selective in choosing the companies that they believe can thrive in this environment. Carillon Fund Managers, including the Chartwell Portfolio Managers, believe they continue to see opportunity in the current market environment for their research-driven strategies.

As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, risks, charges, and expenses of any fund before you invest. Contact us at 888.995.5505 or rjinvestmentmanagement.com or call your financial professional for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon and Chartwell Family of Funds and hope we can continue to be a partner in helping you achieve your financial goals. I hope you will read the commentaries that follow, in which our Portfolio Managers discuss their specific funds.

Sincerely,

Susan Walzer

President, Carillon Series Trust

February 16, 2023

This commentary reflects the President’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at rjinvestmentmanagement.com.

1

Performance Summary and Commentary

Carillon Chartwell Income Fund

Portfolio Managers  |  David C. Dalrymple, CFA®, T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA® and Christine F. Williams, , are Portfolio Managers of the Carillon Chartwell Income Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Each of the portfolio managers, other than Mr. Hopkins and Ms. Williams, served as a member of the predecessor fund’s portfolio management team from

March 1, 2019 to June 2022. Mr. Hopkins and Ms. Williams each served as a member of the predecessor fund’s portfolio management team from

March 1, 2021 to June 2022. Each of the portfolio managers has served as a portfolio manager of the Fund since July 2022.

Performance discussion  |  The Fund (“BERIX”) returned -10.14% in 2022, closing out the year with a net asset value of $12.29. During the 1-year period ended December 31, 2022, BERIX outperformed, on a relative basis, the Bloomberg U.S. Aggregate Bond (“Bloomberg U.S. Aggregate”) and ICE BofA High Yield Cash Pay Indices, which returned -13.01% and -11.06%, respectively. Closing out 2022, stocks and bonds rallied, recouping most or all of the losses seen in Q3, however it wasn’t enough to recoup losses incurred earlier in the year. For the BERIX portfolio, the largest contributors to performance came from the Fund’s positions in precious metals and precious metal mining equities. Financial equities, along with some individual high-yield credits within the portfolio, lagged the market and were the largest detractors to performance. As of December 31, 2022, roughly 27% of the BERIX portfolio was invested in high-grade and high-yield corporate credit, while the BERIX equity allocation was approximately 21%. Additionally, BERIX held an average weight of 4.45% in cash during 2022, which helped buffer market volatility.

Within our fixed income sleeve, most of the outperformance was the result of better security selection with respect to corporate securities, which were only down -11.87% as compared to -15.53% for Bloomberg U.S. Aggregate Bond. Our allocation to preferred shares within the Fund was a minor benefit, as preferred shares were down -11.52% while the Bloomberg U.S. Aggregate had no exposure. Additionally, BERIX benefited by not having any exposure to municipal bonds, which were down -20.63% in the Bloomberg U.S. Aggregate.

Outlook & Positioning  |  Inflation pressures ebbed as we closed out 2022. During the months of October and November, the month-over-month core Consumer Price Index (“CPI”) dropped to readings of 0.3% and 0.2%, respectively. Prior to the October release, the month-over-month core CPI had averaged 0.5% for the previous nine months. We believe that these numbers paint a picture of waning inflation pressures, particularly in the consumer goods sectors, but also in the services sector, the latter of which is more closely watched by the Fed.

Unemployment continues to remain low as job openings exceed unemployment across most sectors. There are several factors contributing to the lack of labor supply, but we believe that the two most glaring factors are labor participation and a lack of immigration. As of November 2022, the labor participation rate in the U.S. stood at 62.1%, nearly a full percentage point below the pre-COVID 5-year average. Increasing retirement among Baby Boomers is clearly a secular force pushing this number lower and should continue to be a headwind. Due to immigration restrictions in place during 2020 and 2021, growth in the working-age, foreign-born population remains well below its 5-year trend. On the bright side, net international migration seems to have bounced back in 2022. The Census Bureau estimates that the trailing 12-month number reached levels in June 2022 not seen since 2017. It should be noted that border policy and travel restrictions were not lifted until late 2021 in the U.S., leaving room for the 2023 number (calculated between July 2022 and June 2023) to rise further. We think that, in time, this could help offset some of the headwinds to labor supply.

With inflation pressures waning, it appears that the U.S. Federal Reserve (Fed) will not continue to raise interest rates as aggressively as in 2022. That said, Fed officials continue to indicate that short-term interest rates are likely to rise over the coming months in order to balance the job market. The federal funds futures market is pricing in two additional interest rate increases of 0.25% each in advance of the March 2023 meeting, which aligns well with projections. The market seems to believe these hikes will quickly be reversed, as it is also pricing in a year-end federal funds interest rate of approximately 4.3%. However, members of the Fed have proactively negated this speculation, indicating that the federal funds rate will not be decreased prior to 2024.

The yield curve, as measured by the difference between the yield on the 10-Year U.S. Treasury Note and 3 Month U.S. Treasury Bill, became inverted this fall. Historically, such inversions have been a precursor to recessions, though the timing of the subsequent recession has varied. As of this writing, the curve has pressed lower to levels not seen since December 2000.

We thank you for your ongoing support of the Fund and the trust placed in the investment management team. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Carillon Chartwell Mid Cap Value Fund

Portfolio Managers  |  David C. Dalrymple, CFA® and T. Ryan Harkins, CFA® are Portfolio Managers of the Carillon Chartwell Mid Cap Value Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dalrymple served as Senior Portfolio Manager of the predecessor fund from 1997 to June 2022. Mr. Harkins has served as a member of the predecessor fund’s portfolio management team from March 1, 2020 to June 2022. Each of the portfolio managers has served as a portfolio manager of the Fund since July 2022.

Performance discussion  |  The Fund (“BERCX”) on a relative basis, outpaced the Russell Mid Cap Value Index (“Index”) by approximately 40 bps in 2022, returning -11.63% as compared to the index return of -12.03%. BERCX’s closing net asset value was $16.50. Allocation effects cancelled out one another, and stock selection was mixed. A modest cash position in a down market accounted for most of the outperformance. The biggest contributor was in Consumer Services, where auto parts retailer AutoZone benefited from increased discretionary demand. In Business Services, chemicals distributor Univar reported strong results and was rumored to be an acquisition target. In Consumer Staples, valued-added potato processor Lamb Weston was rewarded by investors for demonstrating pricing power in an inflationary environment.

The biggest detractor was Healthcare, where weakening orders raised concerns about competitive positioning for Contract Research Organization services provider Syneos. In Financial Services, life insurer Lincoln Financial announced a sizable reserve charge. In Energy, the best performing sector, E&P Pioneer, lagged companies with less defensive characteristics.

Outlook & Positioning  |  The market rebounded in Q4 2022 as investors anticipated moderating inflation, less restrictive monetary policy, and a soft landing for the economy. As we head into 2023, we remain hopeful, but inflation has proven to be very sticky in the past, and the Federal Reserve may not ease fiscal policies as much or as quickly as investors currently expect. Regardless, we do not expect another round of speculation in risky assets to materialize in the near term. Investors have been badly burned by “meme” stocks, SPACs, and other speculative investments, and we suspect they will continue to differentiate companies by their fundamental performance and favor those with durable businesses and sensible capital structures. We welcome such an investing environment and will continue to prioritize value,

2

Performance Summary and Commentary

Carillon Chartwell Mid Cap Value Fund (cont’d)

improving fundamentals, and quality when selecting stocks. As always, bottom-up decisions will drive portfolio positioning, with our top-down economic outlook and view of industry prospects having a small influence on sector allocation. As of December 31, 2022, the largest overweights in the Carillon Chartwell Mid Cap Value portfolio relative to the Index were in Consumer Cyclical, Basic Industry, and Consumer Services and the largest underweights relative to the Index were in Financial Services, Healthcare, and REITs.

We thank you for your ongoing support of the Fund and the trust placed in the investment management team. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Carillon Chartwell Small Cap Value Fund

Portfolio Managers  |  David C. Dalrymple, CFA® and T. Ryan Harkins, CFA® are Portfolio Managers of the Carillon Chartwell Small Cap Value Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dalrymple served as Senior Portfolio Manager for the Fund’s predecessor from its inception on March 16, 2012 to June 2022. Mr. Harkins served as a member of the predecessor fund’s portfolio management team from March 1, 2020 to June 2022. Each of the portfolio managers has served as a portfolio manager of the Fund since July 2022.

Performance discussion  |  The Fund (“CWSIX”) outpaced the Russell 2000 Value Index (Index), on a relative basis, by approximately 447 bps in 2022, returning -9.71% as compared to the Index return of -14.48%. CWSIX’s closing net asset value was $17.75. Sector allocation was a positive contributor but stock selection was the primary driver of outperformance in 7 of 12 sectors. The biggest contributor was the Technology sector, where performance was positively impacted by our emphasis on profitable, durable business models. Government services provider Parsons, the best performer, enjoyed significant backlog growth. In the Healthcare sector, an underweight position relative to the Index was helpful along with a lack of exposure to biotechnology companies. Home health services provider LHC Group also accepted a takeover offer, which contributed positively to performance. In the Financial Services sector, stock selection was good in both banks and insurance. Regional bank CVB Financial benefited from its reputation for strong credit quality.

The biggest detractor from performance was the Energy sector, where an underweight in the Index’s best performing sector was a drag on performance. Also, stock selection was negatively impacted by higher exposure to the oil services and equipment industry, which trailed exploration and production due to dependence on higher activity as compared to higher commodity prices. In the Consumer Services sector, family diner franchisor Denny’s struggled with labor and other cost pressures. In addition, specialty paper manufacturer Glatfelter was negatively impacted by cost inflation.

Outlook & Positioning  |  The market rebounded in Q4 2022 as investors anticipated moderating inflation, less restrictive monetary policy, and a soft landing for the economy. As we head into 2023, we remain hopeful, but inflation has proven to be very sticky in the past, and the Federal Reserve may not ease fiscal policies as much or as quickly as investors currently expect. Regardless, we do not expect another round of speculation in risky assets to materialize in the near term. Investors have been badly burned by “meme” stocks, SPACs, and other speculative investments, and we suspect they will continue to differentiate companies by their fundamental performance and favor those with durable businesses and sensible capital structures. We welcome such an investing environment and will continue to prioritize value, improving fundamentals, and quality when selecting stocks. As always, bottom-up decisions will drive portfolio positioning, with our top-down economic outlook and view of industry prospects having a small influence on sector allocation. As of December 31, 2022, the Fund’s largest overweight positions relative to the Index were in Capital Spending, Technology, and Business Services and the largest underweights were in REITs, Healthcare, and Utilities.

We thank you for your ongoing support of the Fund and the trust placed in the investment management team. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Carillon Chartwell Short Duration High Yield Fund

Portfolio Managers  |  Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Short Duration High Yield Fund (the “Fund”). Mr. Toburen, Mr. Hopkins and Ms. Williams have been the portfolio managers for the Fund since July 2022, and served as the portfolio managers of the Fund’s predecessor from its inception in 2014 to June 2022.

Performance discussion  |  The Fund (“CWFIX”) returned -3.17% in 2022, closing out the year with a net asset value of $9.15. CWFIX slightly underperformed, on a relative basis, the ICE BofA U.S. High Yield Corporate Cash Pay BB 1-3 Year Index (“Index”) which returned -3.07%. As of December 31, 2022, insurance (2.5%) and utilities (2.3%) were the portfolio’s best performing industries, while telecommunications (5.3%) and media (8.4%) lagged. Our trading in position for the CWFIX portfolio was modest for the year, with turnover registering approximately 35% for 2022. Notable additions to the portfolio included a company that designs lottery software systems and a large distributor of motor fuel. We also used inflows to add exposure to several existing positions with many of the purchases priced at what we believe were attractive discounts. At the end of Q4, the portfolio’s largest sector weights were in Financials (9.6%), Consumer Discretionary (9.4%) and Real Estate (9.1%). Average credit quality was similar to the Index and did not have a significant effect on relative performance. However, CWFIX had a slightly longer duration than the Index for most of 2022 which hurt relative performance.

The top two allocation contributors for CWFIX resulted from being overweight in basic materials, which contributed 58 bps of relative performance, and being underweight in the banking industry, which contributed 36 bps of relative performance. The top two allocation detractors resulted from being overweight in real estate, reducing 52 bps of relative performance, and overweight in technology & electronics, reducing 32 bps of relative performance.

Outlook & Positioning  |  While we wait for some sort of economic slowdown or outright recession, we believe that the current high yield bond market presents good opportunities for investors. With a yield to maturity near 9% as of December 31, 2022, we believe that the broad high yield market generates meaningful income that exceeds future inflation expectations. Spreads do not yet reflect levels typical of prior recessions, which we believe is a concern, but average prices and yields today are pricing in a meaningful amount of forward risk in our opinion. At the same time, average quality in the high yield market is

3

Performance Summary and Commentary

Carillon Chartwell Short Duration High Yield Fund (cont’d)

as high as we have ever seen it. As of December 31, 2022, BB-rated issuers comprised 51% of the overall market, and according to Bank of America average net debt leverage was at an all-time low while average interest coverage was at an all-time high. We expect interest coverage to decline as companies refinance in a higher rate environment, but the starting point is strong. We also expect defaults and distressed exchanges to rise over the coming year as the economy weakens, but we believe that most of this activity will be confined to issuers rated CCC or weak B. Fundamental credit research and active management will be important first lines of defense against credit deterioration. In the current environment, we favor relatively lower-dollar-price, performing (i.e., non-distressed) high yield bonds that could offer attractive total return in addition to good income. The Fund’s quality and maturity ‘guardrails’ (BB-rated and average maturity of less than 3 years) remain fundamental to our investment process, as we believe these structural factors continue to aid in generating a relatively consistent and attractive income stream.

We thank you for your ongoing support of the Fund and the trust placed in the investment management team. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Carillon Chartwell Small Cap Growth Fund

Portfolio Managers  |  Frank L. Sustersic, CFA® and Theresa H. Tran, CFA®, are the Portfolio Managers primarily responsible for the day-to-day management of the Carillon Chartwell Small Cap Growth Fund (the “Fund”). Mr. Sustersic has managed the Fund since July 1, 2022 and served as the Portfolio Manager of the Fund’s predecessor from its inception in 2017 to June 2022. Ms. Tran became a Portfolio Manager of the Fund effective July 31, 2022.

Performance discussion  |  The Fund (“CWSGX”) underperformed, on a relative basis, the Russell 2000 Growth Index (“Index”) during 2022, returning -30.83% compared to the benchmark return of -26.36%. CWSGX’s ending net asset value was $10.80. The Fund’s growth style was again out of favor among investors for the second consecutive year, with the Index underperforming the Russell 2000 Value Index by 11.8% in 2022. With the U.S. Federal Reserve (Fed) raising rates at a record clip, we believe that there are legitimate concerns that economic activity will decline in several sectors, and not just the Real Estate sector. During 2022, each sector within the Russell 2000 Growth suffered negative returns, with the Healthcare, Information Technology and, Consumer Discretionary sectors all suffering losses in excess of 25%. Relative to the benchmark, the Fund’s top performing sector was the Consumer Discretionary sector, where excellent stock selection led to strong relative returns. Conversely, Energy and Materials were the two sectors with the greatest relative underperformance. In hindsight, the portfolio did not have enough exposure to the sectors that would benefit from the surprisingly high levels of commodity inflation that was seen in the first half of 2022.

In 2022, the top overall contributor to performance was WillScot Mobile Mini Holdings, which gained 11% for the year. This company is a combination of the top two largest modular space and storage companies. Since the merger closed in July 2020, the combined company has exceeded all of their synergies and corporate targets, and their positioning allows them to experience strong pricing power, thus insulating them from the negative impacts of inflation. WillScot Mobile Mini is the largest holding within the portfolio. The next largest contributor was Axonics, which returned 12% in 2022. Axonics is a medical device manufacturer which sells sacral nerve stimulation systems to treat patients suffering from bladder and bowel disorders. The company has gained significant market share after the launch of their latest system that is much smaller and more effective compared to its competitor. Axonics is also now cross-selling a bulking agent that gives the company access to new sales channels within the urologist community. We believe that the acquisition was a fantastic strategic move by the Axonics management team.

The largest detractor to the Fund’s performance was Tandem Diabetes Care, which had a -71% return. Tandem Diabetes has disappointed investors this year as they are losing market share in the US diabetic pump industry to two other larger medical device companies, but we still maintain a position. New patient starts have disappointed investors, and it’s unclear if the upcoming product launch of a new device, the Mobi, will reverse the loss of new patient market share. Another underperformer was Rapid7, which also had a -71% return. Rapid7 is an enterprise cybersecurity software company particularly focused on the segment of Vulnerability Management. Rapid7, like other software companies, is experiencing longer sales cycles and lower visibility due to budget shifts that are occurring within their enterprise customers. While the cybersecurity end-market appears to be more robust than other software end-markets, all cybersecurity stocks have been very weak performers nonetheless, suffering from significant valuation compression. We are maintaining a position in Rapid7.

Outlook & Positioning  |  It is refreshing that, for the first time in three years, COVID-19 is not a factor constraining economic activity. Instead, we believe that focus is completely on the actions of the Fed, and whether the Fed can be successful in controlling inflation without pushing the U.S. economy into a significant recession. Also presenting challenges for investors has been volatile commodity inflation in the first half of 2022, and strong labor inflation throughout the year. Add in the record strength in the US dollar, which peaked at the end of Q3, and supply chain challenges in multiples sectors, and it appears that overall earnings visibility is dramatically lower.

Coming out of recessions and bear markets, we think that small-cap stocks tend to outperform large-cap stocks, and the valuation of small-cap stocks, consistent with the market capitalization of the Russell 2000 Index, is generally very attractive compared to large-cap stocks, consistent with the market-capitalization of the Russell 1000 Index. Most importantly, many of the challenges facing small-cap stocks earlier in 2022, such as surging freight costs and elevated energy costs, are reversing sharply. We think that the margin headwinds facing many small-cap companies last year may be tailwinds as early as the second quarter of 2023. We continue to find compelling investment opportunities, especially in the commercial biotechnology industry, as well as in the broadband/communication service industries.

We remain focused on generating alpha and producing the strongest investment results we can for you over the long run. We thank you for your continuing support of the Fund. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

4

Performance Summary and Commentary

Carillon Chartwell Short Duration Bond Fund

Portfolio Managers  |  Andrew S. Toburen, CFA®; Thomas R. Coughlin, CFA®, CMT; James Fox; John M. Hopkins, CFA®; and Christine F. Williams are Portfolio Managers of the Carillon Chartwell Short Duration Bond Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Each of the portfolio managers has served as a member of the Fund’s portfolio management team since its inception in July 2022, and previously served as Portfolio Managers of the Fund’s predecessor from its inception in September 2021 to July 2022.

Performance discussion  |  The Fund (“CWSDX”) returned -3.15% in 2022, closing out the year with a net asset value of $9.50. CWSDX slightly outperformed, on a relative basis, the Bloomberg 1-3 Yr. US Government/Credit Index (“Index”) (-3.69%) by 0.54%. For the calendar year 2022, outperformance relative to the Index was strong enough to result in a top decile peer ranking as measured by the Morningstar, Inc. US Fund Short-Term Bond category. As of December 31, 2022, corporate bonds, more specifically in the Financials (28.4%) and Industrials (26.3%) sectors, were the Fund’s best performing sectors; while the more interest-rate sensitive investment segments, Treasuries (24.6%) and Agencies (7.5%), lagged. This is reflective of the risk premium, or spread as compared to U.S. Treasury bills, tightening during the quarter across the credit spectrum and the bear-flattening move in front-end rates.

The Fund’s duration was extended as rates moved higher to represent a largely neutral stance relative to the Index. We expect to continue this tactical shift and assume a slightly longer duration position as market re-pricing from further interest rate hikes reverberates through risk assets, causing heightened bouts of volatility and overshooting in rates. We believe that this approach will facilitate the portfolio’s ability to capture the embedded value of the interest rate cycle and is an added benefit to our short duration strategy where the risk dynamic presents an opportunity for the Fund to benefit from a higher yielding environment.

The leading contributor to outperformance was the allocation to high yield securities (10.2%). The allocation to corporate securities rated below investment grade (high yield) is concentrated in names that carry BB ratings and this portion of the Fund’s portfolio has historically outperformed its investment grade counterparts and offset interest rate increases. We believe that the enhanced income from this basket mitigates the underlying interest rate risk and is the key differentiator towards generating alpha. The largest detractor to relative performance was the significant underweight to U.S. Treasury bills (24.6%). The Fund’s positioning across the front-end of the Treasury curve helped offset some of the allocation effect.

Outlook & Positioning  |  As we expected, inflation has started to decline from the highs set in the summer of 2022. We continue to expect year-over-year core inflation to trend towards 3% from the current readings. The move lower has caught many by surprise and we think it should be persistent throughout 2023. Longer term, we believe inflation will remain persistently higher than it has over the last 20 years as supply chains in the U.S. continue to reduce their dependence on less expensive labor overseas while also dealing with the labor shortage domestically.

With regard to the U.S. economy, we see continued strength in the labor market in 2023, which may provide a cushion for the U.S. Federal Reserve’s (Fed) tighter monetary policy. With an economy that is built on the consumer, we believe that jobs are what matter the most to Gross Domestic Policy (“GDP”) and as of today, they seem plentiful. However, with inflation and wage growth starting to revert to levels below the Federal Funds rate, it appears that monetary policy has become sufficiently tight. If the Fed continues to raise interest rates over the coming quarters, we believe the economy will start to falter as we head into the second half of 2023, though a recession might not take hold until later in 2023. The Fund’s quality and maturity ‘guardrails’ (solid Investment Grade rating and effective duration of less than three years) remain fundamental to our investment process, as we believe these structural factors continue to aid in generating a relatively consistent and attractive income stream.

We thank you for your ongoing support of the Fund and the trust placed in the investment management team. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

5

Growth of a $10,000 Investment

Carillon Chartwell Income Fund from 12/31/12 to 12/31/22 (a)

Carillon Chartwell Mid Cap Value Fund from 12/31/12 to 12/31/22 (a)

Carillon Chartwell Small Cap Value Fund from 12/31/12 to 12/31/22 (a)

All Index returns reflect no deduction for fees, expenses or taxes.

6

Growth of a $10,000 Investment

Carillon Chartwell Short Duration High Yield Fund from 7/15/14 to 12/31/22 (a)

Carillon Chartwell Small Cap Growth Fund from 6/16/17 to 12/31/22 (a)

Carillon Chartwell Short Duration Bond Fund from 9/22/21 to 12/31/22 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. Additional information regarding the performance and the expenses of each Fund, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated July 1, 2022, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

All Index returns reflect no deduction for fees, expenses or taxes.

7

Description of Indices

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities and is intended to be generally representative of the bond market as a whole.

The ICE BoFA High Yield Cash Pay Index is an index of all sectors of the non-investments grade bond market.

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values.

The Russell 2000® Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The ICE BofA U.S. High Yield Corporate Cash Pay BB 1-3 Year Index is a subset of the ICE BofA U.S. Cash Payout High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

The Bloomberg Intermediate U.S. Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

The Bloomberg 1-3 Year U.S. Government/Credit Index is a broad-based flagship benchmark that measures the performance of U.S. Treasury securities that have a maturity of 1-3 years. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The 25% Russell 3000 Value /55% Bloomberg US Aggregate Bond/20% ICE BofA High Yield Cash Pay Blend is a custom benchmark consisting of 25% Russell 3000 Value, 55% Bloomberg U.S. Aggregate Bond, and 20% ICE BofA U.S. Cash Pay High Yield indices.

These indices do not reflect expenses, fees or sales charges, which would lower performance. These indices are unmanaged, and they are not available for investment.

8

Investment Portfolios

12.31.2022

CARILLON CHARTWELL INCOME FUND

COMMON STOCKS—21.0%	Shares	Value
Communications—1.2%
Entertainment content—0.1%
Activision Blizzard, Inc.	3,922	$300,229

Internet media & services—0.1%
Expedia Group, Inc. (a)	2,400	210,240

Telecommunications—1.0%
AT&T, Inc.	29,216	537,867
Verizon Communications, Inc.	82,795	3,262,123
		3,799,990

Consumer discretionary—1.5%
Apparel & textile products—0.2%
Columbia Sportswear Company	4,210	368,712
NIKE, Inc.—Class B	2,789	326,341
		695,053
Automotive—0.2%
General Motors Company	7,686	258,557
Harley-Davidson, Inc.	10,565	439,504
		698,061
Home construction—0.1%
Masco Corporation	5,320	248,284

Leisure facilities & services—0.8%
Las Vegas Sands Corporation (a)	59,000	2,836,130

Retail-discretionary—0.2%
AutoZone, Inc. (a)	221	545,026
Home Depot, Inc. (The)	1,136	358,817
		903,843

Consumer staples—0.7%
Beverages—0.1%
Coca-Cola Company (The)	7,892	502,010

Food—0.1%
Conagra Brands, Inc.	4,655	180,148
Lamb Weston Holdings, Inc.	4,080	364,589
		544,737
Household products—0.1%
Procter & Gamble Company (The)	2,866	434,371

Retail-consumer staples—0.2%
Dollar Tree, Inc. (a)	2,533	358,268
Target Corporation	1,875	279,450
		637,718
Tobacco & cannabis—0.2%
Philip Morris International, Inc.	5,426	549,165

Energy—0.7%
Oil & gas producers—0.6%
Diamondback Energy, Inc.	1,563	213,787
Exxon Mobil Corporation	5,212	574,884
Hess Corporation	1,995	282,931
Pioneer Natural Resources Company	4,813	1,099,241
		2,170,843
Oil & gas services & equipment—0.1%
Baker Hughes, a GE Company	9,368	276,637

Financials—2.6%
Asset management—0.1%
Ares Capital Corporation	17,263	318,847
Blackstone, Inc.	2,431	180,356
		499,203

COMMON STOCKS—21.0%	Shares	Value
Banking—1.8%
Huntington Bancshares, Inc.	20,731	$ 292,307
JPMorgan Chase & Company	22,563	3,025,698
KeyCorp	17,900	311,818
M&T Bank Corporation	1,058	153,474
Pinnacle Financial Partners, Inc.	28,289	2,076,413
PNC Financial Services Group, Inc. (The)	3,277	517,569
Truist Financial Corporation	7,130	306,804
		6,684,083
Institutional financial services—0.2%
Morgan Stanley	5,990	509,270

Insurance—0.4%
Allstate Corporation (The)	3,775	511,890
Arthur J. Gallagher & Company	1,847	348,233
Chubb Ltd.	1,439	317,444
Hanover Insurance Group, Inc. (The)	2,569	347,149
		1,524,716
Specialty finance—0.1%
Synchrony Financial	13,329	437,991

Health care—2.6%
Biotech & pharma—2.2%
AbbVie, Inc.	18,503	2,990,270
Bristol-Myers Squibb Company	48,097	3,460,579
Johnson & Johnson	4,524	799,164
Merck & Company, Inc.	7,184	797,065
		8,047,078
Health care facilities & services—0.2%
Quest Diagnostics, Inc.	2,485	388,754
Tenet Healthcare Corporation (a)	6,199	302,449
UnitedHealth Group, Inc.	467	247,594
		938,797
Medical equipment & devices—0.2%
Abbott Laboratories	4,613	506,461
Danaher Corporation	734	194,818
		701,279

Industrials—2.4%
Aerospace & defense—0.1%
L3Harris Technologies, Inc.	1,119	232,987

Diversified industrials—0.1%
Emerson Electric Company	4,537	435,824

Electrical equipment—0.1%
Littelfuse, Inc.	1,932	425,426

Machinery—1.8%
Caterpillar, Inc.	1,042	249,622
Gates Industrial Corporation plc (a)	26,453	301,829
Mueller Water Products, Inc.—Series A	176,058	1,894,384
Parker-Hannifin Corporation	1,487	432,717
Regal Rexnord Corporation	3,733	447,885
Snap-on, Inc.	15,264	3,487,671
		6,814,108
Transportation & logistics—0.2%
Saia, Inc. (a)	1,345	282,020
United Parcel Service, Inc.—Class B	1,857	322,821
		604,841
Transportation equipment—0.1%
PACCAR, Inc.	2,381	235,648

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolios

12.31.2022

CARILLON CHARTWELL INCOME FUND (cont’d)

COMMON STOCKS—21.0%	Shares	Value
Materials—6.6%
Chemicals—0.4%
Air Products & Chemicals, Inc.	1,039	$ 320,282
FMC Corporation	5,005	624,624
Univar Solutions, Inc. (a)	16,818	534,812
		1,479,718
Construction materials—0.2%
Vulcan Materials Company	3,098	542,491

Metals & mining—6.0%
Alamos Gold, Inc.—Class A	735,000	7,430,850
Centerra Gold, Inc.	370,000	1,915,654
Hecla Mining Company	470,000	2,613,200
Kinross Gold Corporation	700,000	2,863,000
Southern Copper Corporation	6,417	387,523
SSR Mining, Inc.	440,000	6,894,800
		22,105,027

Real estate—0.6%
REITs—0.6%
Crown Castle, Inc.	4,000	542,560
Healthcare Realty Trust, Inc.	14,884	286,815
Healthpeak Properties, Inc.	8,855	221,995
Life Storage, Inc.	2,956	291,166
Mid-America Apartment Communities, Inc.	3,053	479,290
Weyerhaeuser Company	9,391	291,121
		2,112,947

Technology—1.6%
Semiconductors—0.3%
Intel Corporation	9,980	263,772
Micron Technology, Inc.	4,571	228,459
NVIDIA Corporation	1,360	198,750
QUALCOMM, Inc.	2,766	304,094
		995,075

Software—0.1%
Microsoft Corporation	1,182	283,467

Technology hardware—1.1%
Apple, Inc.	1,987	258,171
Ciena Corporation (a)	72,212	3,681,368
Seagate Technology Holdings plc	5,593	294,247
		4,233,786

Technology services—0.1%
DXC Technology Company (a)	14,244	377,466

Utilities—0.5%
Electric utilities—0.5%
Ameren Corporation	4,639	412,500
American Electric Power Company, Inc.	5,730	544,063
CMS Energy Corporation	3,890	246,354
NextEra Energy, Inc.	5,291	442,328
Public Service Enterprise Group, Inc.	6,954	426,071
		2,071,316
Total common stocks (cost $70,329,932)		77,099,855

EXCHANGE-TRADED FUNDS—1.5%
iShares Silver Trust (a) (Cost $4,789,549)	250,000	5,505,000

PREFERRED STOCKS—2.0%	Shares	Value
Communications—0.0% (b)
Entertainment content—0.0% (b)
Paramount Global, Series A, 5.75%	5,800	$ 143,666

Financials—0.9%
Specialty finance—0.9%
Annaly Capital Management, Inc., Series F, 8.66% (c)	136,929	3,338,329

Real estate—1.1%
REITs—1.1%
New Residential Investment Corporation, Series C, 6.38% (c)	223,033	3,836,168
Total preferred stocks (cost $7,548,964)		7,318,163

CORPORATE BONDS—26.3%	Par Value	Value
Communications—1.5%
Consolidated Communications Holdings, Inc., 6.50% due 10/1/2028 (d)	$975,000	757,634
Liberty Interactive, LLC, 8.50% due 7/15/2029	1,000,000	490,705
Warnermedia Holdings, Inc., 5.141% due 3/15/2052 (d)	4,775,000	3,471,265
Sugarhouse HSP Gaming, 5.88% due 5/15/2025 (d)	780,000	728,113
		5,447,717

Consumer discretionary—2.9%
AAG FH L.P./AAG FH Finco, Inc., 9.75% due 7/15/2024 (d)	827,000	793,920
Affinity Gaming, 6.88% due 12/15/2027 (d)	1,200,000	1,017,407
AutoNation, Inc., 3.80% due 11/15/2027	1,272,000	1,156,756
Ford Motor Credit Company, LLC, 4.54% due 8/1/2026	2,725,000	2,510,829
General Motors Financial Company, Inc., 5.65% due 1/17/2029	1,629,000	1,600,088
Kohl’s Corporation, 5.55% due 7/17/2045	2,684,000	1,690,920
QVC, Inc., 5.95% due 3/15/2043	1,645,000	806,050
StoneMor, Inc., 8.50% due 5/15/2029 (d)	1,520,000	1,216,000
		10,791,970

Consumer staples—0.8%
JBS USA Lux S.A., 5.13% due 2/1/2028 (d)	3,080,000	2,917,908

Energy—4.1%
Blue Racer Midstream, LLC/Blue Racer Finance Corporation, 6.63% due 7/15/2026 (d)	1,463,000	1,416,140
Earthstone Energy Holdings, LLC, 8.00% due 4/15/2027 (d)	1,680,000	1,607,172
Energy Transfer Operating, L.P., 7.13% (H15T5Y + 530.6), due 5/15/2030 (c)	4,358,000	3,638,930
EnLink Midstream Partners, L.P., 4.85% due 7/15/2026	1,275,000	1,198,536
Genesis Energy, L.P./Genesis Energy Finance Corporation, 5.63% due 6/15/2024	1,200,000	1,157,993
Parkland Fuel Corporation, 5.88% due 7/15/2027 (d)	1,373,000	1,303,663
Permian Resources Operating, LLC, 7.75% due 2/15/2026 (d)	1,375,000	1,333,805
Plains All American Pipeline, L.P., 3.80% due 9/15/2030	2,345,000	2,043,682
Summit Midstream Holdings, LLC/Summit Midstream Finance Corporation, 8.50% due 10/15/2026 (d)	1,570,000	1,495,299
		15,195,220

Financials—7.2%
Ares Capital Corporation, 4.20% due 6/10/2024	3,035,000	2,930,989
Ares Capital Corporation, 3.25% due 7/15/2025	3,390,000	3,121,877
Bank of America Corporation, 5.53% (3MO LIBOR + 76), due 9/15/2026 (c)	1,707,000	1,656,955
Citizens Financial Group, Inc., 6.00% (3MO LIBOR + 300.3), due 12/31/2099 (c)(e)	2,750,000	2,530,339
Lincoln National Corporation, 3.05% due 1/15/2030	2,495,000	2,071,587
NMI Holdings, Inc., 7.38% due 6/1/2025 (d)	990,000	999,900

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2022

CARILLON CHARTWELL INCOME FUND (cont’d)

CORPORATE BONDS—26.3%	Par Value	Value

Financials (cont'd)
Owl Rock Capital Corporation, 3.40% due 7/15/2026	$ 3,175,000	$ 2,772,273
PennyMac Corporation, 5.50% due 3/15/2026	7,000,000	5,665,625
PRA Group, Inc., 5.00% due 10/1/2029 (d)	1,650,000	1,361,250
Provident Funding Associates, L.P./PFG Finance Corporation, 6.38% due 6/15/2025 (d)	1,649,000	1,434,630
Starwood Property Trust, Inc., 3.63% due 7/15/2026 (d)	1,120,000	980,000
StoneX Group, Inc., 8.63% due 6/15/2025 (d)	884,000	892,840
		26,418,265

Health care—0.3%
Prime Healthcare Services, Inc., 7.25% due 11/1/2025 (d)	1,065,000	899,930

Industrials—3.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50% due 4/20/2026 (d)	2,625,000	2,524,322
Boeing Company (The), 5.15% due 5/1/2030	1,600,000	1,561,023
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00% due 2/1/2026 (d)	2,135,000	1,946,364
Delta Air Lines, Inc., 7.38% due 1/15/2026	193,000	197,196
Gates Global, LLC/Gates Corporation, 6.25% due 1/15/2026 (d)	1,500,000	1,447,500
Harsco Corporation, 5.75% due 7/31/2027 (d)	980,000	773,775
JPW Industries Holding Corporation, 9.00% due 10/1/2024 (d)	1,195,000	1,025,233
Railworks Holdings, L.P./Railworks Rally, Inc., 8.25% due 11/15/2028 (d)	1,680,000	1,554,000
		11,029,413

Materials—2.6%
Compass Minerals International, Inc., 4.88% due 7/15/2024 (d)	1,410,000	1,355,362
Fortress Transportation & Infrastructure Investors, LLC, 9.75% due 8/1/2027 (d)	2,315,000	2,320,788
GDP Cos, Inc., 10.13% due 4/1/2026 (d)	1,353,000	1,153,433
IAMGOLD Corporation, 5.75% due 10/15/2028 (d)	2,400,000	1,863,457
JW Aluminum Continuous Cast Company, 10.25% due 6/1/2026 (d)	1,365,000	1,385,475
Tacora Resources, Inc., 8.25% due 5/15/2026 (d)	1,870,000	1,346,400
		9,424,915

Real estate—0.9%
Greystar Real Estate Partners, LLC, 5.75% due 12/1/2025 (d)	1,550,000	1,514,741
Safehold Operating Partnership, L.P., 2.85% due 1/15/2032	2,490,000	1,889,772
		3,404,513

Technology—2.6%
Dell International, LLC/EMC Corporation, 6.20% due 7/15/2030	1,565,000	1,591,015
Hewlett Packard Enterprise Company, 6.35% due 10/15/2045	2,759,000	2,751,761
Likewize Corporation, 9.75% due 10/15/2025 (d)	1,430,000	1,315,600
Oracle Corporation, 3.95% due 3/25/2051	2,895,000	2,062,512
Oracle Corporation, 6.90% due 11/9/2052	1,550,000	1,658,228
		9,379,116

Utilities—0.4%
NSG Holdings, LLC, 7.75% due 12/15/2025 (d)	699,319	676,591
Suburban Propane Partners, L.P., 5.88% due 3/1/2027	900,000	855,181
		1,531,772
Total corporate bonds (cost $108,267,821)		96,440,739

ASSET-BACKED SECURITIES—1.5%	Par Value	Value
CoreVest American Finance, Ltd., Series 2019-3, 2.71% due 10/15/2052 (d)	$ 1,506,980	$ 1,412,101
Latitude Management Real Estate Investors, Inc., Series 2019-CRE3, 5.44% (1MO LIBOR + 140), due 12/22/2035 (c) (d)	1,703,224	1,675,827
NRZ Excess Spread Collateralized Notes, Series 2021-FHT1, 3.10% due 7/25/2026 (d)	451,847	394,637
NRZ Excess Spread Collateralized Notes, Series 2021-GNT1, 3.47% due 11/25/2026 (d)	2,370,457	2,086,908
Total asset-backed securities (cost $6,032,429)		5,569,473

MORTGAGE-BACKED SECURITIES—22.2%
Agency fixed rate—7.3%
Federal Home Loan Mortgage Corporation Pool #G6-1858, 3.50%, due 1/1/2048	2,341,176	2,171,776
Federal Home Loan Mortgage Corporation Pool #ZA-5269, 3.00%, due 2/1/2048	824,612	733,927
Federal Home Loan Mortgage Corporation Pool #ZN-6606, 3.00%, due 6/1/2049	998,413	886,319
Federal Home Loan Mortgage Corporation Pool #SD-0144, 3.00%, due 11/1/2049	448,078	397,291
Federal Home Loan Mortgage Corporation Pool #QA-7416, 3.00%, due 2/1/2050	3,426,722	3,031,863
Federal National Mortgage Association Pool #BN0356, 3.00%, due 12/1/2033	1,036,203	972,870
Federal National Mortgage Association Pool #BP6565, 2.50%, due 8/1/2040	2,123,572	1,867,910
Federal National Mortgage Association Pool #BP6638, 2.50%, due 8/1/2040	2,063,820	1,815,348
Federal National Mortgage Association Pool #CA4128, 3.00%, due 9/1/2049	1,308,839	1,158,339
Federal National Mortgage Association Pool #FM1526, 3.00%, due 9/1/2049	1,829,619	1,620,822
Federal National Mortgage Association Pool #B03192, 3.00%, due 10/1/2049	1,905,964	1,686,803
Federal National Mortgage Association Pool #BO8653, 3.00%, due 2/1/2050	2,145,082	1,901,383
Federal National Mortgage Association Pool #BT1862, 2.50%, due 7/1/2051	4,950,518	4,203,798
Federal National Mortgage Association Pool #MA4392, 2.50%, due 7/1/2051	3,291,025	2,727,044
Federal National Mortgage Association Pool #FS0195, 2.50%, due 1/1/2052	2,072,883	1,759,026
		26,934,519

Commercial—14.9%
Agate Bay Mortgage Loan Trust, Series 2016-2, 3.50%, due 3/25/2046 (d)	1,044,986	929,428
BDS Ltd., Series 2019-FL4, 5.01% (1MO LIBOR + 110), due 8/15/2036 (c) (d)	40,097	40,097
Flagstar Mortgage Trust, Series 2020-2, 3.00%, due 8/25/2050 (d)	881,667	733,638
Flagstar Mortgage Trust, Series 2021-1, 2.50%, due 2/1/2051 (d)	1,722,044	1,386,919
Flagstar Mortgage Trust, Series 2021-1, 2.50%, due 2/1/2051 (d)	2,373,070	1,841,972
FMC GMSR Issuer Trust, Series 2020-GT1, 4.45%, due 1/25/2026 (d)	2,265,000	1,978,581
GS Mortgage Securities Trust, Series 2020-PJ5, 3.00%, due 3/27/2051 (d)	1,225,049	1,027,415

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolios

12.31.2022

CARILLON CHARTWELL INCOME FUND (cont’d)

MORTGAGE-BACKED SECURITIES—22.2%	Par Value	Value

Commercial (cont'd)
GS Mortgage Securities Trust, Series 2021-PJ1, 2.50%, due 6/25/2051 (d)	$ 3,067,050	$ 2,380,822
GS Mortgage Securities Trust, Series 2021-PJ2, 2.50%, due 7/25/2051 (d)	2,744,925	2,131,511
GS Mortgage Securities Trust, Series 2021-PJ3, 2.50%, due 8/25/2051(d)	4,267,753	3,255,831
GS Mortgage Securities Trust, Series 2021-PJ4, 2.50%, due 9/25/2051 (d)	5,765,195	4,412,628
GS Mortgage Securities Trust, Series 2022-MM1, 2.50%, due 7/25/2052 (d)	1,784,270	1,531,755
JPMorgan Mortgage Trust, Series 2020-LTV2, 3.00%, due 11/25/2050 (d)	214,053	198,436
JPMorgan Mortgage Trust, Series 2021-4, 2.50%, due 8/25/2051 (d)	3,841,788	2,940,470
JPMorgan Mortgage Trust, Series 2021-6, 2.50%, due 10/25/2051 (d)	3,904,714	2,988,633
JPMorgan Mortgage Trust, Series 2022-INV3, 3.00%, due 9/25/2052 (d)	2,313,096	1,930,803
JPMorgan Wealth Management Trust, Series 2020-ATR1, 3.00%, due 2/25/2050 (d)	547,401	456,885
Mello Mortgage Capital Acceptance Trust, Series 2021-MTG3, 2.50%, due 7/1/2051 (d)	3,778,963	2,886,920
NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1, 3.84%, due 12/25/2025 (d)	838,968	764,582
Onslow Bay Financial, LLC, Series 2021-J1, 2.50%, due 5/25/2051 (d)	4,183,546	3,195,999
Onslow Bay Financial, LLC, Series 2019-EXP3, 3.50%, due 10/25/2059 (d)	842,133	777,833
Provident Funding Mortgage Trust, Series 2019-1, 3.00%, due 12/25/2049 (d)	1,242,898	1,036,241
Rate Mortgage Trust, Series 2021-J1, 2.50%, due 7/25/2051 (d)	4,147,867	3,168,742
RMF Buyout Issuance Trust, Series 2020-HB1, 1.72%, due 10/25/2050 (d)	2,288,638	2,083,617
Rocket Mortgage Trust, Series 2021-1, 2.50%, due 3/25/2051 (d)	2,140,215	1,643,452
Rocket Mortgage Trust, Series 2021-2, 2.50%, due 6/25/2051 (d)	4,789,212	3,665,620
Rocket Mortgage Trust, Series 2021-4, 2.50%, due 9/25/2051 (d)	2,554,154	1,954,926
Rocket Mortgage Trust, Series 2022-2, 2.50%, due 2/25/2052 (d)	3,041,032	2,625,861
Sequoia Mortgage Trust, Series 2019-5, 3.50%, due 12/25/2049 (d)	795,666	684,804
		54,654,421
Total mortgage-backed securities (cost $100,700,820)		81,588,940

U.S. GOVERNMENT & AGENCY OBLIGATIONS—22.9%
Federal farm credit bank—1.5%
Federal Farm Credit Bank, 3.30%, due 3/23/2032	3,125,000	2,806,598
Federal Farm Credit Bank, 3.80%, due 4/5/2032	3,075,000	2,830,431
		5,637,029

Federal home loan bank—2.0%
Federal Home Loan Bank, 1.15%, due 2/26/2031	2,660,000	2,178,136
Federal Home Loan Bank, 1.25%, due 7/7/2031	6,100,000	5,090,694
		7,268,830

U.S. GOVERNMENT & AGENCY OBLIGATIONS—22.9%	Par Value	Value
Small business administration—0.8%
Small Business Administration Participation Certificates, 3.20%, due 3/1/2039	$ 3,250,254	$ 3,062,977

Sovereign—0.4%
U.S. Treasury Bonds, 3.00%, due 8/15/2052	1,550,000	1,277,055

U.S. Treasury bonds—4.0%
U.S. Treasury Bonds, 3.75%, due 8/15/2041	5,880,000	5,576,583
U.S. Treasury Bonds, 1.88%, due 2/15/2051	5,335,000	3,390,643
U.S. Treasury Bonds, 2.88%, due 5/15/2052	6,985,000	5,596,731
		14,563,957

U.S. Treasury inflation-protected notes—1.4%
U.S. Treasury Inflation-Protected Notes, 0.88%, due 2/15/2047	6,343,942	5,195,860

U.S. Treasury notes—12.8%
U.S. Treasury Notes, 1.88%, due 8/31/2024	5,000,000	4,782,422
U.S. Treasury Notes, 1.63%, due 9/30/2026	10,420,000	9,533,486
U.S. Treasury Notes, 1.13%, due 8/31/2028	3,750,000	3,201,855
U.S. Treasury Notes, 1.13%, due 2/15/2031	16,355,000	13,329,964
U.S. Treasury Notes, 1.38%, due 11/15/2031	13,380,000	10,890,066
U.S. Treasury Notes, 2.88%, due 5/15/2032	5,855,000	5,395,748
		47,133,541
Total U.S. Government & agency obligations (cost $96,206,983)		84,139,249

MONEY MARKET FUNDS—2.1%	Shares
Fidelity Institutional Money Market Government Portfolio—Class I, 4.04% (f) (Cost $7,604,448)	7,604,448	7,604,448

Investments at value—99.5% (cost $401,480,946)		365,265,867

Other Assets in Excess of Liabilities—0.5%		1,721,158

Net assets—100.0%		$366,987,025

(a) Non-income producing security.

(b) Percentage rounds to less than 0.1%.

(c) Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d) 144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placement and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

(e) Security has a perpetual maturity date.

(f) The rate shown is the 7-day effective yield as of December 31, 2022.

H15T5Y—U.S. Treasury Yield curve rate for U.S. Treasury note with a constant maturity of 5 years’

LIBOR—London Interbank Offered Rate

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2022

CARILLON CHARTWELL INCOME FUND (cont’d)

Security type / sector (unaudited)	Percent of net assets
Common stocks
Materials	6.6%
Financials	2.6%
Health care	2.6%
Industrials	2.4%
Technology	1.6%
Consumer discretionary	1.5%
Communications	1.2%
Consumer staples	0.7%
Energy	0.7%
Real estate	0.6%
Utilities	0.5%
Total common stocks	21.0%
Exchanged-traded funds	1.5%
Preferred stocks
Real estate	1.1%
Financials	0.9%
Communications	0.0%	*
Total preferred stocks	2.0%
Corporate bonds
Financials	7.2%
Energy	4.1%
Industrials	3.0%
Consumer discretionary	2.9%
Materials	2.6%
Technology	2.6%
Communications	1.5%
Real estate	0.9%
Consumer staples	0.8%
Utilities	0.4%
Health care	0.3%
Total corporate bonds	26.3%
Asset-backed securities	1.5%
Mortgage-backed securities	22.2%
U.S. Government & agency obligations	22.9%
Money market funds	2.1%
Investments	99.5%
Other assets in excess of liabilities	0.5%
Net assets	100.0%

* Percentage rounds to less than 0.1%.

CARILLON CHARTWELL MID CAP VALUE FUND

COMMON STOCKS—97.0%	Shares	Value
Communications—1.5%
Internet media & services—1.5%
Expedia Group, Inc. (a)	7,214	$631,946

Consumer discretionary—9.3%
Apparel & textile products—2.7%
Columbia Sportswear Company	12,582	1,101,932

Automotive—2.8%
Harley-Davidson, Inc.	27,383	1,139,133

Retail-discretionary—3.8%
AutoZone, Inc. (a)	636	1,568,490

Consumer staples—6.6%
Food—4.0%
Conagra Brands, Inc.	13,900	537,930
Lamb Weston Holdings, Inc.	12,353	1,103,864
		1,641,794
Retail-consumer staples—2.6%
Dollar Tree, Inc. (a)	7,417	1,049,061

Energy—5.1%
Oil & gas producers—5.1%
Diamondback Energy, Inc.	4,692	641,772
Pioneer Natural Resources Company	6,230	1,422,870
		2,064,642

Financials—15.3%
Banking—6.2%
KeyCorp	53,470	931,447
M&T Bank Corporation	3,225	467,819
Pinnacle Financial Partners, Inc.	15,856	1,163,830
		2,563,096
Insurance—6.3%
Allstate Corporation (The)	11,266	1,527,670
Hanover Insurance Group, Inc. (The)	7,742	1,046,176
		2,573,846
Specialty finance—2.8%
Synchrony Financial	34,557	1,135,543

Health care—5.1%
Health care facilities & services—5.1%
Quest Diagnostics, Inc.	7,417	1,160,316
Tenet Healthcare Corporation (a)	18,608	907,884
		2,068,200

Industrials—17.7%
Aerospace & defense—1.7%
L3Harris Technologies, Inc.	3,340	695,422

Electrical equipment—3.1%
Littelfuse, Inc.	5,781	1,272,976

Machinery—10.8%
Gates Industrial Corporation plc (a)	79,010	901,504
Parker-Hannifin Corporation	4,481	1,303,971
Regal Rexnord Corporation	11,154	1,338,257
Snap-on, Inc.	3,778	863,235
		4,406,967
Transportation & logistics—2.1%
Saia, Inc. (a)	4,019	842,704

Materials—12.5%
Chemicals—8.5%
FMC Corporation	15,040	1,876,992
Univar Solutions, Inc. (a)	50,361	1,601,480
		3,478,472

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

12.31.2022

CARILLON CHARTWELL MID CAP VALUE FUND (cont’d)

COMMON STOCKS—97.0%	Shares	Value
Construction materials—4.0%
Vulcan Materials Company	9,310	$ 1,630,274

Real estate—9.4%
REITs—9.4%
Healthcare Realty Trust, Inc.	44,663	860,656
Healthpeak Properties, Inc.	26,606	667,012
Life Storage, Inc.	8,900	876,650
Mid-America Apartment Communities, Inc.	9,198	1,443,994
		3,848,312

Technology—6.6%
Technology hardware—3.8%
Ciena Corporation (a)	30,504	1,555,094

Technology services—2.8%
DXC Technology Company (a)	42,861	1,135,816

Utilities—7.9%
Electric utilities—7.9%
Ameren Corporation	13,954	1,240,790
CMS Energy Corporation	11,611	735,324
Public Service Enterprise Group, Inc.	20,767	1,272,394
		3,248,508
Total common stocks (cost $35,396,994)		39,652,228

MONEY MARKET FUNDS—3.1%
Fidelity Institutional Money Market Government Portfolio - Class I, 4.04% (b) (Cost $1,261,745)	1,261,745	1,261,745

Investments at value—100.1% (cost $36,658,739)		40,913,973

Liabilities in excess of other assets—(0.1%)		(36,663)

Net assets—100.0%		$40,877,310

(a) Non-income producing security.

(b) The rate shown is the 7-day effective yield as of December 31, 2022.

Security type / sector (unaudited)	Percent of net assets
Common stocks
Industrials	17.7%
Financials	15.3%
Materials	12.5%
Real estate	9.4%
Consumer discretionary	9.3%
Utilities	7.9%
Technology	6.6%
Consumer staples	6.6%
Health care	5.1%
Energy	5.1%
Communications	1.5%
Total common stocks	97.0%
Money market funds	3.1%
Investments	100.1%
Liabilities in excess of other assets	-0.1%
Net assets	100.0%

CARILLON CHARTWELL SMALL CAP VALUE FUND

COMMON STOCKS—99.0%	Shares	Value
Consumer discretionary—14.0%
Apparel & textile products—1.0%
Oxford Industries, Inc.	16,324	$1,521,070

Automotive—2.1%
Visteon Corporation (a)	24,316	3,181,262

Home construction—3.2%
Masonite International Corporation (a)	14,010	1,129,346
Patrick Industries, Inc.	24,709	1,497,366
Tri Pointe Homes, Inc. (a)	113,563	2,111,136
		4,737,848
Leisure facilities & services—5.5%
Cheesecake Factory, Inc. (The)	50,360	1,596,916
Denny’s Corporation (a)	178,505	1,644,031
Jack in the Box, Inc.	34,736	2,370,037
Six Flags Entertainment Corporation (a)	116,284	2,703,603
		8,314,587
Retail-discretionary—1.5%
Rush Enterprises, Inc.—Class A	41,844	2,187,604

Wholesale-discretionary—0.7%
G-III Apparel Group Ltd. (a)	80,771	1,107,371

Consumer staples—2.5%
Food—2.5%
Hain Celestial Group, Inc. (The) (a)	42,133	681,712
Hostess Brands, Inc. (a)	134,120	3,009,653
		3,691,365
Energy—3.5%
Oil & gas producers—1.5%
PDC Energy, Inc.	34,685	2,201,804

Oil & gas services & equipment—2.0%
ChampionX Corporation	104,141	3,019,047

Financials—24.6%
Banking—18.3%
Columbia Banking System, Inc.	46,301	1,395,049
CVB Financial Corporation	65,420	1,684,565
First Financial Bancorp	70,858	1,716,889
FNB Corporation	161,362	2,105,774
Independent Bank Group, Inc.	34,900	2,096,792
Old National Bancorp	118,883	2,137,516
Pacific Premier Bancorp, Inc.	66,056	2,084,727
Renasant Corporation	51,124	1,921,751
Sandy Spring Bancorp, Inc.	57,606	2,029,459
TowneBank	73,640	2,271,058
UMB Financial Corporation	27,377	2,286,527
Umpqua Holdings Corporation	77,890	1,390,337
United Bankshares, Inc.	33,412	1,352,852
United Community Banks, Inc.	88,652	2,996,438
		27,469,734
Insurance—5.2%
American Equity Investment Life Holding Company	55,569	2,535,058
Kemper Corporation	32,033	1,576,024
Selective Insurance Group, Inc.	41,368	3,665,618
		7,776,700
Specialty finance—1.1%
PRA Group, Inc. (a)	50,201	1,695,790

Health care—4.7%
Health care facilities & services—2.6%
Adapthealth Corporation (a)	95,544	1,836,355
Patterson Companies, Inc.	74,036	2,075,229
		3,911,584

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2022

CARILLON CHARTWELL SMALL CAP VALUE FUND (cont’d)

COMMON STOCKS—99.0%	Shares	Value
Medical equipment & devices—2.1%
Integer Holdings Corporation (a)	45,117	$ 3,088,710

Industrials—23.1%
Aerospace & defense—3.7%
AAR Corporation (a)	68,625	3,081,262
Moog, Inc.—Class A	27,752	2,435,516
		5,516,778
Commercial support services—4.5%
Harsco Corporation (a)	146,856	923,724
Korn Ferry	41,159	2,083,469
TrueBlue, Inc. (a)	76,392	1,495,755
UniFirst Corporation	11,849	2,286,739
		6,789,687
Electrical equipment—1.6%
nVent Electric plc	62,305	2,396,873

Engineering & construction—4.2%
Dycom Industries, Inc. (a)	34,609	3,239,402
Parsons Corporation (a)	68,279	3,157,904
		6,397,306
Industrial intermediate products—1.4%
EnPro Industries, Inc.	19,583	2,128,476

Machinery—6.1%
Cactus, Inc.—Class A	62,769	3,154,770
Columbus McKinnon Corporation	75,182	2,441,160
Enovis Corporation (a)	27,848	1,490,425
Mueller Water Products, Inc. -Series A	188,808	2,031,574
		9,117,929
Transportation & logistics—1.6%
Hub Group, Inc.—Class A (a)	29,663	2,357,912

Materials—4.4%
Chemicals—1.3%
Minerals Technologies, Inc.	33,236	2,018,090

Construction materials—1.8%
Eagle Materials, Inc.	19,849	2,636,940

Containers & packaging—1.3%
TriMas Corporation	68,669	1,904,878

Real estate—8.4%
Real estate owners & developers—1.4%
McGrath RentCorp	21,161	2,089,437

REITs—7.0%
First Industrial Realty Trust, Inc.	30,137	1,454,412
Four Corners Property Trust, Inc.	53,131	1,377,687
Kite Realty Group Trust	120,124	2,528,610
Pebblebrook Hotel Trust	87,187	1,167,434
Ryman Hospitality Properties, Inc.	22,607	1,848,800
STAG Industrial, Inc.	65,963	2,131,265
		10,508,208
Technology—9.5%
Semiconductors—2.8%
CTS Corporation	66,198	2,609,525
Diodes, Inc. (a)	19,966	1,520,211
		4,129,736
Software—2.9%
CommVault Systems, Inc. (a)	34,461	2,165,529
Progress Software Corporation	43,136	2,176,211
		4,341,740
Technology hardware—3.8%
Fabrinet (a)	20,131	2,581,197
Plexus Corporation (a)	30,705	3,160,466
		5,741,663

COMMON STOCKS—99.0%	Shares	Value
Utilities—4.3%
Electric utilities—4.3%
Black Hills Corporation	21,049	$ 1,480,587
NorthWestern Corporation	37,743	2,239,669
PNM Resources, Inc.	56,635	2,763,222
		6,483,478
Total common stocks (cost $121,848,256)		148,463,607

MONEY MARKET FUNDS—1.0%
Fidelity Institutional Money Market Government Portfolio—Class I, 4.04% (b) (Cost $1,506,270)	1,506,270	1,506,270

Investments at value—100.0% (cost $123,354,526)		149,969,877

Liabilities in excess of other assets—0.0% (c)		(72,324)

Net assets—100.0%		$149,897,553

(a) Non-income producing security.

(b) The rate shown is the 7-day effective yield as of December 31, 2022.

(c) Percentage rounds to greater than (0.1)%.

Security type / sector (unaudited)	Percent of net assets
Common stocks
Financials	24.6%
Industrials	23.1%
Consumer discretionary	14.0%
Technology	9.5%
Real estate	8.4%
Health care	4.7%
Materials	4.4%
Utilities	4.3%
Energy	3.5%
Consumer staples	2.5%
Total common stocks	99.0%
Money market funds	1.0%
Investments	100.0%
Liabilities in excess of other assets	0.0%	*
Net assets	100.0%

* Percentage rounds to greater than (0.1)%.

CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND
CORPORATE BONDS—97.6%	Par Value	Value
Communications—11.1%
AMC Networks, Inc., 5.00% due 4/1/2024	$2,488,000	$2,326,280
Charter Communications, LLC, 4.91% due 7/23/2025	5,220,000	5,116,127
Sirius XM Radio, Inc., Series 144A, 3.13% due 9/1/2026 (a)	5,870,000	5,212,208
Sprint Corporation, 7.13% due 6/15/2024	5,910,000	6,025,481
TEGNA, Inc., 4.75% due 3/15/2026 (a)	4,700,000	4,557,381
		23,237,477

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

12.31.2022

CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND (cont’d)

CORPORATE BONDS—97.6%	Par Value	Value
Consumer discretionary—8.8%
Ford Motor Credit Company, LLC, 4.06% due 11/1/2024	$ 6,500,000	$ 6,240,468
International Game Techology plc, 6.50% due 2/15/2025 (a)	1,670,000	1,680,170
Penske Automotive Group, Inc., 3.5% due 9/1/2025	750,000	696,045
QVC, Inc., 4.85% due 4/1/2024	5,100,000	4,717,500
Travel + Leisure Company, 3.90% due 3/1/2023	2,825,000	2,802,107
Travel + Leisure Company, 6.60% due 10/1/2025	2,306,000	2,265,760
		18,402,050

Consumer staples—3.6%
Albertsons Companies, Inc., 3.25% due 3/15/2026 (a)	5,635,000	5,139,429
Clearwater Paper Corporation, 5.38% due 2/1/2025 (a)	2,500,000	2,429,106
		7,568,535

Energy—8.3%
DCP Midstream Operating, L.P., 3.88% due 3/15/2023	2,800,000	2,784,096
DCP Midstream Operating, L.P., 5.38% due 7/15/2025	2,760,000	2,734,332
New Fortress Energy, Inc., 6.75% due 9/15/2025 (a)	5,145,000	4,866,141
Sunoco, L.P., 6.00% due 4/15/2027	1,905,000	1,875,851
Western Midstream Operations, L.P., 3.35% due 2/1/2025	5,445,000	5,154,999
		17,415,419

Financials—16.8%
Icahn Enterprises, L.P., 4.75% due 9/15/2024	5,400,000	5,177,256
Navient Corporation, 5.50% due 1/25/2023	4,646,000	4,638,055
NMI Holdings, Inc., 7.38% due 6/1/2025 (a)	5,100,000	5,151,000
OneMain Finance Corporation, 5.63% due 3/15/2023	1,850,000	1,843,349
OneMain Finance Corporation, 6.13% due 3/15/2024	3,425,000	3,312,900
SLM Corporation, 4.20% due 10/29/2025	2,200,000	2,012,904
SLM Corporation, 3.13% due 11/2/2026	3,588,000	3,051,414
Starwood Property Trust, Inc., 4.75% due 3/15/2025	1,240,000	1,183,270
Starwood Property Trust, Inc., 3.63% due 7/15/2026 (a)	4,362,000	3,816,750
StoneX Group, Inc., 8.63% due 6/15/2025 (a)	5,000,000	5,050,000
		35,236,898

Health care—3.7%
Centene Corporation, 4.25% due 12/15/2027	5,440,000	5,101,976
HCA, Inc., 5.38% due 2/1/2025	2,650,000	2,646,791
		7,748,767

Industrials—18.3%
ADT Corporation (The), 4.13% due 6/15/2023	5,180,000	5,128,484
Arconic Corporation, 6.00% due 5/15/2025 (a)	5,375,000	5,284,144
Crown Americas, LLC, 4.75% due 2/1/2026	5,410,000	5,251,758
GFL Environmental, Inc., 4.25% due 6/1/2025 (a)	5,325,000	5,086,422
Howmet Aerospace, Inc., 5.13% due 10/1/2024	2,610,000	2,580,873
Howmet Aerospace, Inc., 6.88% due 5/1/2025	2,411,000	2,474,096
TransDigm, Inc., 6.25% due 3/15/2026 (a)	5,075,000	5,004,914
WESCO Distribution, Inc., 7.13% due 6/15/2025 (a)	5,015,000	5,077,748
XPO Logistics, Inc., 6.25% due 5/1/2025 (a)	2,507,000	2,530,599
		38,419,038

Materials—3.1%
Ball Corporation, 4.00% due 11/15/2023	1,420,000	1,391,769
Ball Corporation, 5.25% due 7/1/2025	2,725,000	2,689,431
Mercer International, Inc., 5.50% due 1/15/2026	2,410,000	2,282,725
		6,363,925

Real estate—11.2%
Brookfield Property REIT, Inc., 4.50% due 4/1/2027 (a)	4,700,000	3,928,332
GLP Capital, L.P./GLP Financing II, Inc., 5.38% due 11/1/2023	3,835,000	3,821,673
GLP Capital, L.P./GLP Financing II, Inc., 5.25% due 6/1/2025	945,000	928,949
Hilton Domestic Operating Company, Inc., 5.38% due 5/1/2025 (a)	5,055,000	5,003,467

CORPORATE BONDS—97.6%	Par Value	Value

Real estate (cont'd)
iStar, Inc., 4.75% due 10/1/2024	$ 4,920,000	$ 4,883,043
SBA Communications Corporation, 3.88% due 2/15/2027	5,500,000	4,969,324
		23,534,788

Technology—10.4%
CommScope, Inc., 6.00% due 3/1/2026 (a)	1,449,000	1,337,268
Seagate HDD Cayman, 4.75% due 6/1/2023	1,480,000	1,471,712
Seagate HDD Cayman, 4.875% due 3/1/2024	3,700,000	3,626,737
Sensata Technologies B.V., 5.63% due 11/1/2024 (a)	1,785,000	1,767,828
Sensata Technologies B.V., 5.00% due 10/1/2025 (a)	3,405,000	3,325,360
VICI Properties, L.P., 4.25% due 12/1/2026 (a)	5,465,000	5,098,428
Western Digital Corporation, 4.75% due 2/15/2026	5,500,000	5,179,460
		21,806,793

Utilities—2.3%
AmeriGas Partners, L.P./AmeriGas Financial Corporation, 5.63% due 5/20/2024	3,575,000	3,470,179
AmeriGas Partners, L.P./AmeriGas Financial Corporation, 5.88% due 8/20/2026	1,550,000	1,472,049
		4,942,228

Total corporate bonds (cost $214,669,159)		204,675,918

MONEY MARKET FUNDS—1.1%	Shares
Fidelity Institutional Money Market Government Portfolio—Class I, 4.04% (b) (Cost $2,359,417)	2,359,417	2,359,417

Investments at value—98.7% (cost $217,028,576)		207,035,335

Other assets in excess of liabilities—1.3%		2,637,159

Net assets—100.0%		$209,672,494

(a) 144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placement and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

(b) The rate shown is the 7-day effective yield as of December 31, 2022.

Security type / sector (unaudited)	Percent of net assets
Corporate bonds
Industrials	17.1%
Financials	16.8%
Real estate	11.2%
Communications	11.1%
Technology	10.4%
Consumer discretionary	8.8%
Energy	8.3%
Materials	4.3%
Health care	3.7%
Consumer staples	3.6%
Utilities	2.3%
Total corporate bonds	97.6%
Money market funds	1.1%
Investments	98.7%
Other assets in excess of liabilities	1.3%
Net assets	100.0%

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2022

CARILLON CHARTWELL SMALL CAP GROWTH FUND

COMMON STOCKS—97.4%	Shares	Value
Communications—0.9%
Internet media & services—0.9%
Integral Ad Science Holding Corporation (a)	16,826	$147,900

Consumer discretionary—15.8%
Apparel & textile products—7.4%
Capri Holdings Ltd. (a)	7,040	403,533
Crocs, Inc. (a)	2,477	268,581
Deckers Outdoor Corporation (a)	1,046	417,521
Oxford Industries, Inc.	1,288	120,016
		1,209,651
Consumer discretionary—1.5%
Modine Manufacturing Company (a)	4,188	83,174
Wyndham Hotels & Resorts, Inc.	2,359	168,220
		251,394
Leisure facilities & services—6.9%
Bloomin’ Brands, Inc.	8,119	163,354
Boyd Gaming Corporation	9,945	542,301
Century Casinos, Inc. (a)	14,421	101,380
Churchill Downs, Inc.	738	156,035
Everi Holdings, Inc. (a)	11,067	158,812
		1,121,882

Consumer staples—1.1%
Household products—1.1%
e.l.f. Beauty, Inc. (a)	3,185	176,130

Energy—6.8%
Oil & gas producers—4.6%
Civitas Resources, Inc.	1,687	97,728
Matador Resources Company	1,980	113,335
Northern Oil and Gas, Inc.	8,311	256,145
PDC Energy, Inc.	1,742	110,582
SM Energy Company	4,775	166,313
		744,103
Oil & gas services & equipment—1.2%
ChampionX Corporation	6,943	201,278

Oil field services—0.4%
TETRA Technologies, Inc. (a)	18,798	65,041

Renewable energy—0.6%
Green Plains, Inc. (a)	3,070	93,635

Financials—4.1%
Banking—2.1%
Peapack-Gladstone Financial Corporation	1,729	64,353
Pinnacle Financial Partners, Inc.	2,586	189,813
Wintrust Financial Corporation	1,087	91,873
		346,039
Insurance—1.0%
Selective Insurance Group, Inc.	1,846	163,574

Specialty finance—1.0%
International Money Express, Inc. (a)	6,802	165,765

Health care—22.7%
Biotech & pharma—9.8%
Biohaven Ltd. (a)	3,332	46,248
Cytokinetics, Inc. (a)	4,249	194,689
Halozyme Therapeutics, Inc. (a)	2,443	139,007
Immunovant, Inc. (a)	3,059	54,297
Insmed, Inc. (a)	3,240	64,735
IVERIC bio, Inc. (a)	5,713	122,315
Liquidia Corporation (a)	4,612	29,378

COMMON STOCKS—97.4%	Shares	Value
Biotech & pharma (cont'd)
Ultragenyx Pharmaceutical, Inc. (a)	1,189	$ 55,086
United Therapeutics Corporation (a)	1,323	367,913
VIking Therapeutics, Inc. (a)	12,634	118,760
Viridian Therapeutics, Inc. (a)	9,027	263,679
Xenon Pharmaceuticals, Inc. (a)	3,564	140,529
		1,596,636
Health care facilities & services—3.5%
Acadia Healthcare Company, Inc. (a)	2,748	226,216
Tenet Healthcare Corporation (a)	7,156	349,141
		575,357
Medical equipment & devices—9.4%
AtriCure, Inc. (a)	3,052	135,448
Axonics, Inc. (a)	4,975	311,087
BELLUS Health, Inc. (a)	5,312	43,665
Inspire Medical Systems, Inc. (a)	467	117,628
Lantheus Holdings, Inc. (a)	2,546	129,744
Merit Medical Systems, Inc. (a)	6,235	440,316
Natera, Inc. (a)	5,347	214,789
Tandem Diabetes Care, Inc. (a)	3,048	137,007
		1,529,684

Industrials—17.2%
Commercial support services—2.1%
FTI Consulting, Inc. (a)	919	145,937
Huron Consulting Group, Inc. (a)	2,682	194,713
		340,650
Engineering & construction—5.3%
Dycom Industries, Inc. (a)	1,148	107,453
WillScot Mobile Mini Holdings Corporation (a)	16,747	756,462
		863,915
Industrial intermediate products—1.5%
Timken Company (The)	3,329	235,260

Industrial support services—2.1%
Applied Industrial Technologies, Inc.	1,793	225,972
SiteOne Landscape Supply, Inc. (a)	1,048	122,951
		348,923
Machinery—6.2%
Lincoln Electric Holdings, Inc.	1,703	246,066
Oshkosh Corporation	2,914	256,986
Terex Corporation	3,258	139,182
Valmont Industries, Inc.	1,110	367,044
		1,009,278
Materials—4.3%
Chemicals—1.0%
Avient Corporation	4,913	165,863

Containers & packaging—0.4%
Sealed Air Corporation	1,243	62,001

Materials—0.7%
Cabot Corporation	1,823	121,849

Metals & mining—2.2%
Livent Corporation (a)	9,509	188,944
MP Materials Corporation (a)	6,878	166,998
		355,942

Real estate—2.9%
REITs—2.9%
Independence Realty Trust, Inc.	10,185	171,719
Ryman Hospitality Properties, Inc.	3,715	303,813
		475,532

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

12.31.2022

CARILLON CHARTWELL SMALL CAP GROWTH FUND (cont’d)

COMMON STOCKS—97.4%	Shares	Value
Technology—20.3%
Semiconductors—3.9%
Allegro MicroSystems, Inc. (a)	8,116	$ 243,642
MACOM Technology Solutions Holdings, Inc. (a)	5,349	336,880
Synaptics, Inc. (a)	554	52,719
		633,241
Software—10.6%
Calix, Inc. (a)	4,508	308,482
Grid Dynamics Holdings, Inc. (a)	8,481	95,157
Manhattan Associates, Inc. (a)	5,319	645,727
Nutanix, Inc.—Class A (a)	8,263	215,251
Rapid7, Inc. (a)	9,549	324,475
Tenable Holdings, Inc. (a)	3,460	131,999
		1,721,091
Technology hardware—2.4%
Aviat Networks, Inc. (a)	2,138	66,684
Clearfield, Inc. (a)	1,811	170,487
Plexus Corporation (a)	1,462	150,484
		387,655
Technology services—3.4%
ExlService Holdings, Inc. (a)	1,350	228,731
HealthEquity, Inc. (a)	2,771	170,804
ICF International, Inc.	1,611	159,570
		559,105

Utilities—1.3%
Electric utilities—1.3%
Excelerate Energy, Inc.	8,480	212,424
Total common stocks (cost $14,088,362)		15,880,798

MONEY MARKET FUNDS—2.8%
Fidelity Institutional Money Market Government Portfolio—Class I, 4.04% (b) (Cost $458,120)	458,120	458,120

Investments at value—100.2% (cost $14,546,482)		16,338,918

Liabilities in excess of other assets—(0.2%)		(35,795)

Net assets—100.0%		$16,303,123

(a) Non-income producing security.

(b) The rate shown is the 7-day effective yield as of December 31, 2022.

Security type / sector (unaudited)	Percent of net assets
Common stocks
Health care	22.7%
Technology	20.3%
Industrials	17.2%
Consumer discretionary	15.8%
Energy	6.8%
Materials	4.3%
Financials	4.1%
Real estate	2.9%
Utilities	1.3%
Consumer staples	1.1%

Security type / sector (unaudited)	Percent of net assets
Communications	0.9%
Total common stocks	97.4%
Money market funds	2.8%
Investments	100.2%
Liabilities in excess of other assets	-0.2%
Net assets	100.0%

CARILLON CHARTWELL SHORT DURATION BOND FUND
CORPORATE BONDS—60.2%	Par Value	Value
Communications—2.4%
AT&T, Inc., 0.90% due 3/25/2024	$45,000	$42,733
Comcast Corporation, 5.25% due 11/7/2025	40,000	40,524
Warnermedia Holdings, Inc., 3.43% due 3/15/2024 (a)	10,000	9,708
Warnermedia Holdings, Inc., 3.76% due 3/15/2027 (a)	110,000	99,058
Quebecor Media, Inc., 5.75% due 1/15/2023	15,000	14,964
Walt Disney Company (The), 1.75% due 1/13/2026	25,000	22,882
		229,869

Consumer discretionary—3.3%
Aptiv plc/Aptiv Corporation, 2.40% due 2/18/2025	15,000	14,145
AutoNation, Inc., 3.50% due 11/15/2024	50,000	47,987
Ford Motor Credit Company, LLC, 4.06% due 11/1/2024	100,000	96,007
General Motors Financial Company, Inc., 1.70% due 8/18/2023	110,000	107,477
Genuine Parts Company, 1.75% due 2/1/2025	25,000	23,342
Toyota Motor Credit Corporation, 0.50% due 8/14/2023	25,000	24,324
		313,282

Consumer staples—1.8%
Clearwater Paper Corporation, 5.38% due 2/1/2025 (a)	65,000	63,157
CVS Health Corporation, 2.63% due 8/15/2024	50,000	48,030
JBS USA Lux S.A., 5.13% due 2/1/2028 (a)	65,000	61,579
		172,766

Energy—3.4%
DCP Midstream Operating, L.P., 5.38% due 7/15/2025	100,000	99,070
Energy Transfer Partners, L.P., 4.50% due 11/1/2023	50,000	49,634
New Fortress Energy, Inc., 6.75% due 9/15/2025 (a)	82,000	77,556
Summit Midstream Holdings, LLC/Summit Midstream Finance Corporation, 8.50% due 10/15/2026 (a)	30,000	28,573
Western Midstream Operations, L.P., 3.35% due 2/1/2025	75,000	71,005
		325,838

Financials—23.1%
Ares Capital Corporation, 4.25% due 3/1/2025	100,000	94,781
Bank of America Corporation, 0.98% (SOFR + 91), due 9/25/2025 (b)	100,000	92,038
Bank of America Corporation, 5.30% (3MO LIBOR + 77), due 2/5/2026	85,000	83,727
Bank of Montreal, 0.95% due 1/22/2027	25,000	22,072
Bank of New York Mellon Corporation (The), 5.22% due 11/21/2025	100,000	100,263
Canadian Imperial Bank of Commerce, 3.50% due 9/13/2023	75,000	74,288
Citigroup, Inc., 3.35% (3MO LIBOR + 89.66), due 4/24/2025 (b)	115,000	111,513
Goldman Sachs Group, Inc., 5.44% (3MO LIBOR + 75), due 2/23/2023 (b)	50,000	50,025
Goldman Sachs Group, Inc., 0.67% (SOFR + 57.2), due 3/8/2024 (b)	165,000	163,222

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2022

CARILLON CHARTWELL SHORT DURATION BOND FUND (cont’d)

CORPORATE BONDS—60.2%	Par Value	Value

Financials (cont'd)
Goldman Sachs Group, Inc., 3.50% due 11/16/2026	$ 50,000	$ 46,869
Icahn Enterprises, L.P., 4.75% due 9/15/2024	100,000	95,875
JPMorgan Chase & Company, 2.60% due 2/24/2026	75,000	70,512
JPMorgan Chase & Company, 1.04% (SOFR + 69.5), due 2/4/2027 (b)	25,000	21,747
KeyBank National Association, 0.43% due 6/14/2024	150,000	146,067
Mitsubishi UFJ Financial Group, Inc., 0.96% due 10/11/2025	70,000	64,362
Morgan Stanley, 4.60% due 11/10/2023	185,000	184,457
Morgan Stanley, 0.73% (SOFR + 61.6), due 4/5/2024 (b)	100,000	98,566
Morgan Stanley, 2.19% (SOFR + 199), due 4/28/2026 (b)	25,000	23,232
Navient Corporation, 7.25% due 9/25/2023	55,000	54,955
OneMain Finance Corporation, 6.13% due 3/15/2024	65,000	62,872
Owl Rock Capital Corporation, 4.00% due 3/30/2025	80,000	75,021
Royal Bank of Canada, 0.50% due 10/26/2023	150,000	144,728
Starwood Property Trust, Inc., 4.75% due 3/15/2025	25,000	23,856
State Street Corporation, 2.20% (SOFR + 73), due 2/7/2028 (b)	160,000	143,718
StoneX Group, Inc., 8.63% due 6/15/2025 (a)	50,000	50,500
Truist Bank, 1.25% due 3/9/2023	40,000	39,747
Wells Fargo & Company, 1.65% (SOFR + 160), due 6/2/2024 (b)	75,000	73,788
		2,212,801

Health care—3.1%
AmerisourceBergen Corporation, 0.78% due 3/15/2023	22,000	21,815
Anthem, Inc., 2.38% due 1/15/2025	70,000	66,448
Thermo Fischer Scientific, Inc., 1.22% due 10/18/2024	175,000	164,239
UnitedHealth Group, Inc., 0.55% due 5/15/2024	50,000	47,219
		299,721

Industrials—8.4%
Arconic Corporation, 6.00% due 5/15/2025 (a)	50,000	49,155
Boeing Company (The), 1.43% due 2/4/2024	100,000	95,831
Canadian Pacific Railway Ltd., 1.35% due 12/2/2024	50,000	46,605
Caterpillar Financial Services Corporation, 5.12% due 5/15/2023 (b)	225,000	225,164
CNH Industrial Capital, LLC, 1.95% due 7/2/2023	50,000	49,147
Crown Americas, LLC, 4.75% due 2/1/2026	25,000	24,269
Hillenbrand, Inc., 5.75% due 6/15/2025	60,000	59,700
John Deere Capital Corporation, 2.70% due 1/6/2023	58,000	57,992
Quanta Services, Inc., 0.95% due 10/1/2024	125,000	115,115
WESCO Distribution, Inc., 7.13% due 6/15/2025 (a)	50,000	50,625
XPO Logistics, Inc., 6.25% due 5/1/2025 (a)	26,000	26,245
		799,848

Materials—1.3%
DuPont de Nemours, Inc., 1.70% due 7/15/2025	50,000	46,180
Freeport-McMoran Copper & Gold, Inc., 3.88% due 3/15/2023	15,000	14,959
Mercer International, Inc., 5.50% due 1/15/2026	65,000	61,567
		122,706

Real estate—2.8%
Brookfield Property REIT, Inc., 4.50% due 4/1/2027 (a)	36,000	30,089
GLP Capital, L.P./GLP Financing II, Inc., 5.38% due 11/1/2023	40,000	39,861
iStar, Inc., 4.75% due 10/1/2024	35,000	34,737
Simon Property Group, L.P., 3.50% due 9/1/2025	50,000	47,887
Simon Property Group, L.P., 1.38% due 1/15/2027	130,000	113,460
		266,034

CORPORATE BONDS—60.2%	Par Value	Value
Technology—4.1%
CommScope Finance, LLC, 6.00% due 3/1/2026 (a)	$ 40,000	$ 36,916
Hewlett Packard Enterprise Company, 1.75% due 4/1/2026	115,000	103,291
Intel Corporation, 3.75% due 8/5/2027	25,000	24,017
NVIDIA Corporation, 0.31% due 6/15/2023	55,000	53,905
ORACLE, 5.80% due 11/10/2025	45,000	46,008
Salesforce.com, Inc., 0.63% due 7/15/2024	60,000	56,281
VMware, Inc., 1.00% due 8/15/2024	75,000	69,787
		390,205

Utilities—6.5%
American Electric Power, 0.75% due 11/1/2023	155,000	149,219
American Electric Power, 4.92% due 11/1/2023	30,000	29,862
CenterPoint Energy Resources Corporation, 0.70% due 3/2/2023	55,000	54,603
CenterPoint Energy Resources Corporation, 5.28% due 3/2/2023	44,000	43,978
Dominion Energy, Inc., 5.30% (3MO LIBOR + 53), due 9/15/2023 (b)	78,000	77,846
Duke Energy Corporation, 5.00% due 12/8/2025	100,000	99,783
NSG Holdings, LLC, 7.75% due 12/15/2025 (a)	64,268	62,179
OGE Energy Corporation, 0.70% due 5/26/2023	112,000	110,015
		627,485
Total corporate bonds (cost $5,963,828)		5,760,555

ASSET-BACKED SECURITIES—0.8%
GS Mortgage Securities Trust, Series 2022-PJ4, 3.00% due 9/25/2052 (a) (Cost $88,462)	93,544	82,699

MORTGAGE-BACKED SECURITIES—1.4%
Agency fixed rate—1.4%
Federal Home Loan Mortgage Corporation 4.00%, due 5/17/2027	25,000	24,386
Federal Home Loan Mortgage Corporation 3.25%, due 5/17/2024	25,000	24,507
Federal National Mortgage Association 5.60%, due 11/25/2025	85,000	84,896
Total mortgage-backed securities (cost $135,000)		133,789

U.S. GOVERNMENT & AGENCY OBLIGATIONS—32.1%
Federal farm credit bank—2.0%
Federal Farm Credit Bank, 5.48%, due 10/25/2027	125,000	124,647
Federal Farm Credit Bank, 4.47%, due 6/22/2028	25,000	24,458
Federal Farm Credit Bank, 5.87%, due 10/24/2029	35,000	35,177
		184,282

Federal home loan bank—4.5%
Federal Home Loan Bank, 1.00%, due 6/14/2024	55,000	51,922
Federal Home Loan Bank, 0.65%, due 10/25/2024	75,000	69,567
Federal Home Loan Bank, 1.00%, due 11/22/2024	50,000	46,464
Federal Home Loan Bank, 1.25%, due 12/20/2024	30,000	28,046
Federal Home Loan Bank, 1.25%, due 10/26/2026	100,000	88,831
Federal Home Loan Bank, 1.50%, due 11/23/2026	30,000	26,921
Federal Home Loan Bank, 1.90%, due 2/17/2027	25,000	22,595
Federal Home Loan Bank, 2.75%, due 3/25/2027	55,000	51,311
Federal Home Loan Bank, 3.50%, due 4/26/2027	25,000	23,764
Federal Home Loan Bank, 4.50%, due 7/26/2027	25,000	24,419
		433,840

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

12.31.2022

CARILLON CHARTWELL SHORT DURATION BOND FUND (cont’d)

U.S. GOVERNMENT & AGENCY OBLIGATIONS—32.1%	Par Value	Value
U.S. Treasury notes—25.6%
U.S. Treasury Notes, 2.00%, due 2/15/2023	$ 150,000	$ 149,594
U.S. Treasury Notes, 0.25%, due 9/30/2023	55,000	53,172
U.S. Treasury Notes, 0.75%, due 12/31/2023	15,000	14,419
U.S. Treasury Notes, 0.25%, due 6/15/2024	15,000	14,078
U.S. Treasury Notes, 0.38%, due 9/15/2024	185,000	172,419
U.S. Treasury Notes, 4.25%, due 9/30/2024	125,000	124,360
U.S. Treasury Notes, 0.75%, due 11/15/2024	165,000	154,004
U.S. Treasury Notes, 1.00%, due 12/15/2024	185,000	173,148
U.S. Treasury Notes, 2.13%, due 5/15/2025	135,000	128,287
U.S. Treasury Notes, 3.13%, due 8/15/2025	260,000	252,423
U.S. Treasury Notes, 0.38%, due 11/30/2025	150,000	134,168
U.S. Treasury Notes, 1.50%, due 8/15/2026	30,000	27,345
U.S. Treasury Notes, 1.63%, due 9/30/2026	140,000	128,089
U.S. Treasury Notes, 1.50%, due 1/31/2027	515,000	465,612
U.S. Treasury Notes, 4.13%, due 9/30/2027	460,000	461,725
		2,452,843
Total U.S. Government & agency obligations (cost $3,139,709)		3,070,965

MONEY MARKET FUNDS—5.8%	Shares
Fidelity Institutional Money Market Government Portfolio—Class I, 4.04% (c) (Cost $554,976)	554,976	554,976

Investments at value—100.3% (cost $9,881,975)		9,602,984

Liabilities in excess of other assets—(0.3%)		(32,855)

Net assets—100.0%		$9,570,129

(a) 144A -Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placement and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

(b) Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c) The rate shown is the 7-day effective yield as of December 31, 2022.

LIBOR—London Interbank offered Rate

SOFR—Secured Overnight Financing Rate

Security type / sector (unaudited)	Percent of net assets
Corporate bonds
Financials	23.1%
Industrials	8.4%
Utilities	6.5%
Technology	4.1%
Health care	3.1%
Consumer discretionary	3.3%
Real estate	2.8%
Communications	2.4%
Materials	1.3%
Energy	3.4%
Consumer staples	1.8%
Total corporate bonds	60.2%
Asset-backed securities	0.8%
Mortgage-backed securities	1.4%
U.S. Government & agency obligations	32.1%
Money market funds	5.8%
Investments	100.3%
Liabilities in excess of other assets	-0.3%
Net assets	100.0%

20	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

12.31.2022

	Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Short Duration Bond Fund

Assets
Investments-unaffiliated, at value (a)	$365,265,867	$40,913,973	$149,969,877	$207,035,335	$16,338,918	$9,602,984
Cash	—	—	—	—	—	56
Receivable for fund shares sold	13,950	1,300	25,537	380,313	450	—
Receivable for dividends and interest, net	2,638,577	30,367	153,031	2,587,472	14,124	64,565
Receivable for foreign tax reclaims	63,660	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	8,772
Prepaid expenses	12,016	8,031	9,036	10,776	7,128	11,033
Total assets	367,994,070	40,953,671	150,157,481	210,013,896	16,360,620	9,687,410

Liabilities
Payable for investments purchased	351,619	—	—	—	—	60,305
Payable for fund shares redeemed	346,272	—	55,988	187,630	—	—
Accrued to investment advisory fees, net	99,705	7,549	89,463	4,890	303	—
Accrued administrative fees	63,546	12,456	29,630	37,691	8,882	7,544
Accrued trustees compensation	13,800	13,800	13,800	13,800	13,800	13,800
Other accrued expenses	132,103	42,556	71,047	97,391	34,512	35,632
Total liabilities	1,007,045	76,361	259,928	341,402	57,497	117,281
Net assets	$366,987,025	$40,877,310	$149,897,553	$209,672,494	$16,303,123	$9,570,129

Net assets consists of
Paid-in capital	$ 407,550,674	$ 36,606,429	$ 125,643,113	$ 221,056,173	$ 16,542,093	$ 9,862,651
Total distributable earnings (loss)	(40,563,649)	4,270,881	24,254,440	(11,383,679)	(238,970)	(292,522)
Net assets	$366,987,025	$40,877,310	$149,897,553	$209,672,494	$16,303,123	$9,570,129

NAV, offering, and redemption price per share	$ 12.29	$ 16.50	$ 17.75	$ 9.15	$ 10.80	$ 9.50

Shares of beneficial interest outstanding	29,849,588	2,477,986	8,446,888	22,913,982	1,509,907	1,007,439

(a) Identified cost	$ 401,480,946	$ 36,658,739	$ 123,354,526	$ 217,028,576	$ 14,546,482	$ 9,881,975

The accompanying notes are an integral part of the financial statements.	21

Statements of Operations

1.1.2022 to 12.31.2022

	Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Short Duration Bond Fund

Investment Income
Dividend-unaffiliated	$ 3,074,325	$ 806,202	$ 2,570,800	$46,200	$103,018	$4,474
Less: foreign taxes withheld	(68,456)	—	—	—	(20)	—
Interest	12,306,238	5,556	28,110	7,158,567	4,610	119,642
Total investment income	15,312,107	811,758	2,598,910	7,204,767	107,608	124,116

Expenses
Investment advisory fees	1,985,648	276,517	1,395,610	705,195	169,876	15,748
Transfer agent fees	337,619	36,364	163,314	91,146	31,177	13,695
Administrative fees	412,123	74,664	181,949	218,260	56,638	44,505
Registration and filing fees	37,973	31,978	35,731	42,251	31,291	20,773
Postage and Supplies	54,996	10,195	32,720	13,516	12,352	8,183
Custodian and bank service fees	56,822	9,050	24,281	23,077	9,371	7,535
Trustees’ fees and expenses	25,019	24,679	24,784	24,803	24,668	24,654
Insurance fees	25,834	2,943	5,740	10,581	2,549	1,325
Legal fees	25,591	17,209	19,809	20,720	16,741	16,436
Audit and tax service fees	19,161	15,911	15,911	18,160	15,911	18,393
Pricing services fees	28,782	690	1,368	8,256	1,503	16,466
Shareholder reporting expenses	6,084	5,708	5,780	5,708	5,768	6,064
Other expenses	8,713	6,604	6,607	6,732	6,603	7,079
Total expenses before adjustments	3,024,365	512,512	1,913,604	1,188,405	384,448	200,856

Fees and expenses waived	(230,704)	(156,075)	(195,168)	(202,836)	(162,848)	(175,743)
Total expenses after adjustments	2,793,661	356,437	1,718,436	985,569	221,600	25,113

Net Investment income (loss)	12,518,446	455,321	880,474	6,219,198	(113,992)	99,003

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments-unaffiliated	6,658,259	173,250	(299,613)	(942,417)	(1,783,959)	(15,132)
Net realized losses on foreign currency transactions	(1,950)	—	—	—	—	—
Net realized gain (loss)	6,656,309	173,250	(299,613)	(942,417)	(1,783,959)	(15,132)
Net change in unrealized appreciation (depreciation) on investments-unaffiliated and foreign currency translations	(69,851,516)	(5,411,276)	(18,245,101)	(12,262,690)	(6,765,763)	(247,915)

Net realized and unrealized gain (loss) on investments	(63,195,207)	(5,238,026)	(18,544,714)	(13,205,107)	(8,549,722)	(263,047)

Net increase (decrease) in assets resulting from operations	$(50,676,761)	$(4,782,705)	$(17,664,240)	$(6,985,909)	$(8,663,714)	$(164,044)

22	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Chartwell Income Fund		Carillon Chartwell Mid Cap Value Fund		Carillon Chartwell Small Cap Value Fund

	1/1/22 to 12/31/22	1/1/21 to 12/31/21	1/1/22 to 12/31/22	1/1/21 to 12/31/21	1/1/22 to 12/31/22	1/1/21 to 12/31/21

Net Assets, beginning of period	$520,176,684	$556,849,938	$38,466,954	$28,540,283	$182,868,249	$177,333,926
Increase (decrease) in net assets from operations
Net investment income (loss) and foreign currency transactions	12,518,446	12,900,355	455,321	229,478	880,474	925,522
Net realized gain (loss) on investments	6,656,309	15,389,586	173,250	1,326,556	(299,613)	20,542,553
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(69,851,516)	9,800,076	(5,411,276)	6,496,125	(18,245,101)	21,138,138
Net increase (decrease) in net assets resulting from operations	(50,676,761)	38,090,017	(4,782,705)	8,052,159	(17,664,240)	42,606,213
Distributions to shareholders from earnings	(14,292,087)	(13,869,991)	(455,723)	(230,069)	(1,794,548)	(17,883,886)
Fund share transactions
Proceeds from shares sold	16,739,649	48,745,042	15,004,186	8,127,832	32,673,349	58,182,681
Issued as reinvestment of distributions	13,769,014	13,296,681	455,723	230,005	1,535,603	14,906,386
Proceeds from redemption fees collected	—	8	—	—	—	1,382
Cost of shares redeemed	(118,729,474)	(122,935,011)	(7,811,125)	(6,253,256)	(47,720,860)	(92,278,453)
Total increase (decrease) from fund share transactions	(88,220,811)	(60,893,280)	7,648,784	2,104,581	(13,511,908)	(19,188,004)
Increase (decrease) in net assets	(153,189,659)	(36,673,254)	2,410,356	9,926,671	(32,970,696)	5,534,323
Net Assets, end of period	$366,987,025	$520,176,684	$40,877,310	$38,466,954	$149,897,553	$182,868,249

Shares issued and redeemed
Shares sold	1,277,983	3,484,616	857,317	483,270	1,776,773	2,861,036
Issued as reinvestment of distributions	1,075,484	951,621	27,576	12,202	88,000	771,189
Shares redeemed	(9,261,303)	(8,843,113)	(444,074)	(371,696)	(2,607,990)	(4,431,550)
Shares issued and redeemed	(6,907,836)	(4,406,876)	440,819	123,776	(743,217)	(799,325)

The accompanying notes are an integral part of the financial statements.	23

Statements of Changes in Net Assets

	Carillon Chartwell Short Duration High Yield Fund		Carillon Chartwell Small Cap Growth Fund		Carillon Chartwell Short Duration Bond Fund

	1/1/22 to 12/31/22	1/1/21 to 12/31/21	1/1/22 to 12/31/22	1/1/21 to 12/31/21	1/1/22 to 12/31/22	9/22/21 to 12/31/21 (a)

Net Assets, beginning of period	$216,879,499	$163,703,413	$28,329,652	$27,435,645	$5,948,026	$—
Increase (decrease) in net assets from operations
Net investment income (loss)	6,219,198	5,229,291	(113,992)	(264,973)	99,003	6,865
Net realized gain (loss) on investments	(942,417)	991,177	(1,783,959)	4,455,760	(15,132)	2,237
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(12,262,690)	(1,816,378)	(6,765,763)	209,882	(247,915)	(31,076)
Net increase (decrease) in net assets resulting from operations	(6,985,909)	4,404,090	(8,663,714)	4,400,669	(164,044)	(21,974)
Distributions to shareholders from earnings	(6,245,837)	(5,242,419)	(792,440)	(5,275,367)	(98,778)	(7,726)
Fund share transactions
Proceeds from shares sold	52,219,936	68,978,150	2,443,220	3,358,720	8,563,868	5,970,000
Issued as reinvestment of distributions	6,191,390	5,174,743	792,440	5,255,275	98,777	7,726
Proceeds from redemption fees collected	—	—	—	—	—	—
Cost of shares redeemed	(52,386,585)	(20,138,478)	(5,806,035)	(6,845,290)	(4,777,720)	—
Total increase (decrease) from fund share transactions	6,024,741	54,014,415	(2,570,375)	1,768,705	3,884,925	5,977,726
Increase (decrease) in net assets	(7,207,005)	53,176,086	(12,026,529)	894,007	3,622,103	5,948,026
Net Assets, end of period	$209,672,494	$216,879,499	$16,303,123	$28,329,652	$9,570,129	$5,948,026

Shares issued and redeemed
Shares sold	5,671,899	7,052,800	190,000	170,918	905,741	597,213
Issued as reinvestment of distributions	669,528	529,407	73,374	340,968	10,351	777
Shares redeemed	(5,666,098)	(2,056,927)	(485,168)	(367,240)	(506,643)	—
Shares issued and redeemed	675,329	5,525,280	(221,794)	144,646	409,449	597,990

(a) Reflects the Fund’s commencement date of 9/22/21.

24	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/period

Fiscal period				From investment operations			Dividends & distributions						Ratios to average net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gains (losses)	Total	From investment income	From realized gains	Total	Proceeds from redemption fees collected		Ending net asset value	With expenses waived/ recovered (a)		Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Net assets at end of year/period (thousands)
Beginning	Ending
Carillon Chartwell Income Fund
01/01/22	12/31/22		$14.15	$0.38	$(1.80)	$(1.42)	$(0.39)	$(0.05)	$(0.44)	—		$12.29	0.64		0.69	2.87	40	(10.14)	$366,987
01/01/21	12/31/21		13.53	0.34	0.65	0.99	(0.37)	—	(0.37)	0.00	*	14.15	0.64		0.68	2.41	56	7.35	520,177
11/01/20	12/31/20	^	12.72	0.07	0.81	0.88	(0.07)	—	(0.07)	0.00	*	13.53	0.64		0.73	2.93	7	6.93	556,850
11/01/19	10/31/20		13.26	0.40	(0.52)	(0.12)	(0.42)	—	(0.42)	0.00	*	12.72	0.64		0.67	3.08	63	(0.83)	568,025
11/01/18	10/31/19		13.18	0.41	0.50	0.91	(0.44)	(0.39)	(0.83)	0.00	*	13.26	0.64		0.66	2.95	137	7.22	1,030,248
11/01/17	10/31/18		13.80	0.31	(0.19)	0.12	(0.30)	(0.44)	(0.74)	0.00	*	13.18	0.64		0.68	2.29	75	0.88	1,490,295

Carillon Chartwell Mid Cap Value Fund
01/01/22	12/31/22		18.88	0.19	(2.38)	(2.19)	(0.18)	(0.01)	(0.19)	—		16.50	0.90		1.29	1.15	27	(11.63)	40,877
01/01/21	12/31/21		14.92	0.11	3.96	4.07	(0.11)	—	(0.11)	—		18.88	0.90		1.29	0.68	15	27.30	38,467
11/01/20	12/31/20	^	13.12	0.03	1.94	1.97	(0.17)	—	(0.17)	—		14.92	0.90		1.56	1.25	3	15.00	28,540
11/01/19	10/31/20		15.54	0.19	(2.28)	(2.09)	(0.18)	(0.15)	(0.33)	—		13.12	0.90		1.47	1.40	35	(13.81)	24,752
11/01/18	10/31/19		15.07	0.17	1.34	1.51	(0.11)	(0.93)	(1.04)	—		15.54	1.02	+	1.44	1.09 +	36	11.47	25,704
11/01/17	10/31/18		18.55	0.11	0.03	0.14	(0.14)	(3.48)	(3.62)	—		15.07	1.05	~	1.57	0.77 ~	65	(0.12)	25,322

Carillon Chartwell Small Cap Value Fund
01/01/22	12/31/22		19.90	0.10	(2.04)	(1.94)	—	(0.21)	(0.21)	—		17.75	1.05		1.17	0.54	24	(9.71)	149,898
01/01/21	12/31/21		17.75	0.10	4.16	4.26	(0.10)	(2.01)	(2.11)	0.00	*	19.90	1.05		1.15	0.45	20	24.42	182,868
11/01/20	12/31/20	^	14.75	0.04	3.09	3.13	(0.13)	—	(0.13)	—		17.75	1.05		1.21	1.32	2	21.23	177,334
11/01/19	10/31/20		18.67	0.13	(3.37)	(3.24)	(0.14)	(0.54)	(0.68)	0.00	*	14.75	1.05		1.18	0.81	30	(18.16)	148,069
11/01/18	10/31/19		18.79	0.13	1.04	1.17	(0.07)	(1.22)	(1.29)	0.00	*	18.67	1.05		1.07	0.69	30	7.54	172,753
11/01/17	10/31/18		20.07	0.06	(0.45)	(0.39)	(0.05)	(0.84)	(0.89)	0.00	*	18.79	1.05		1.08	0.28	19	(2.18)	228,779

Carillon Chartwell Short Duration High Yield Fund
01/01/22	12/31/22		9.75	0.29	(0.60)	(0.31)	(0.29)	—	(0.29)	—		9.15	0.49		0.59	3.09	35	(3.17)	209,672
01/01/21	12/31/21		9.79	0.27	(0.04)	0.23	(0.27)	—	(0.27)	—		9.75	0.49		0.58	2.78	54	2.40	216,879
11/01/20	12/31/20	^	9.59	0.05	0.20	0.25	(0.05)	—	(0.05)	—		9.79	0.49		0.66	3.13	9	2.63	163,703
11/01/19	10/31/20		9.68	0.33	(0.08)	0.25	(0.34)	—	(0.34)	0.00	*	9.59	0.49		0.61	3.55	63	2.62	161,474
11/01/18	10/31/19		9.48	0.35	0.20	0.55	(0.35)	—	(0.35)	0.00	*	9.68	0.49		0.67	3.62	41	5.89	91,914
11/01/17	10/31/18		9.72	0.29	(0.24)	0.05	(0.29)	—	(0.29)	—		9.48	0.49		0.80	3.15	26	0.55	75,536

Carillon Chartwell Small Cap Growth Fund
01/01/22	12/31/22		16.36	(0.08)	(4.96)	(5.04)	—	(0.52)	(0.52)	—		10.80	1.05		1.82	(0.54)	80	(30.83)	16,303
01/01/21	12/31/21		17.29	(0.15)	2.78	2.63	(0.01)	(3.55)	(3.56)	—		16.36	1.05		1.47	(0.88)	61	16.47	28,330
11/01/20	12/31/20	^	15.22	(0.01)	3.24	3.23	—	(1.16)	(1.16)	—		17.29	1.05		1.76	(0.58)	24	21.20	27,436
11/01/19	10/31/20		11.78	(0.09)	3.53	3.44	—	(0.00)*	(0.00)*	0.00	*	15.22	1.05		1.73	(0.56)	104	29.25	22,808
11/01/18	10/31/19		11.55	(0.04)	0.32	0.28	—	(0.05)	(0.05)	0.00	*	11.78	1.05		1.64	(0.39)	104	2.46	20,637
11/01/17	10/31/18		10.69	(0.04)	0.90	0.86	0.00 *	—	0.00 *	—		11.55	1.05		2.15	(0.45)	97	8.07	17,821

Carillon Chartwell Short Duration Bond Fund
01/01/22	12/31/22		9.95	0.13	(0.45)	(0.32)	(0.13)	(0.00)*	(0.13)	—		9.50	0.39		3.12	1.54	69	(3.15)	9,570
09/22/21#	12/31/21		10.00	0.01	(0.05)	(0.04)	(0.01)	(0.00)*	(0.01)	—		9.95	0.39		3.51	0.46	6	(0.37)	5,948

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

^ Fund changed fiscal year to December 31.

* Amount rounds to less than $0.01 per share.

+ Effective September 1, 2019, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05%

~ Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.15%.

# Commencement of operations.

The accompanying notes are an integral part of the financial statements.	25

Notes to Financial Statements

12.31.2022

Note 1  |  Organization   |  Carillon Series Trust (the “Trust” or the Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series (each a “fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower”,“Manager”, or “Adviser”). On September 30, 2022, Carillon Tower also began doing business as Raymond James Investment Management. This did not involve any change in Carillon Tower’s structure, ownership, or control. The Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Short Duration Bond Fund (each a “fund” and collectively the “Funds”) are each a separate series of the Trust.

•	Carillon Chartwell Income Fund (“Income Fund”)—primarily seeks current income and, secondarily, seeks to preserve capital.
•	Carillon Chartwell Mid Cap Value Fund (“Mid Cap Value”)—seeks long-term capital appreciation.
•	Carillon Chartwell Small Cap Value Fund (“Small Cap Value”)—seeks long-term capital appreciation.
•	Carillon Chartwell Short Duration High Yield Fund (“Short Duration High Yield”)—seeks income and long-term capital appreciation.
•	Carillon Chartwell Small Cap Growth Fund (“Small Cap Growth”)—seeks long-term capital appreciation.
•	Carillon Chartwell Short Duration Bond Fund (“Short Duration Bond”)—seeks to maximize current income by investing in high quality short maturity fixed income securities while also preserving capital.

Note 2  |  Significant Accounting Policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Valuation of securities  |  The price of each fund’s share is based on the NAV per share. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, portfolio securities for which market quotations are readily available are valued at market value; however, a market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair market value determined in good faith. On August 19, 2022, the Board approved, effective September 1, 2022, the Adviser as the Funds’ valuation designee to be responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”) pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Adviser performs these duties through a Valuation Committee, comprised of employees of Carillon Tower and/or its wholly-owned affiliates (“Valuation Committee”).

There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE.

26

Notes to Financial Statements

12.31.2022

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, medium-term notes, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total

Income Fund
Common Stocks	$77,099,855	$—	$—	$77,099,855
Exchange-Traded Funds	5,505,000	—	—	5,505,000
Preferred Stocks	7,318,163	—	—	7,318,163
Corporate Bonds	—	96,440,739	—	96,440,739
Asset-Backed Securities	—	5,569,473	—	5,569,473
Mortgage-Backed Securities	—	81,588,940	—	81,588,940
U.S. Government & Agency Obligations	—	84,139,249	—	84,139,249
Money Market Funds	7,604,448	—	—	7,604,448
Total Investments	$97,527,466	$267,738,401	$—	$365,265,867

Mid Cap Value Fund
Common Stocks	$39,652,228	$—	$—	$39,652,228
Money Market Funds	1,261,745	—	—	1,261,745
Total Investments	$40,913,973	$—	$—	$40,913,973

Small Cap Value
Common Stocks	$148,463,607	$—	$—	$148,463,607
Money Market Funds	1,506,270			1,506,270
Total Investments	$149,969,877	$—	$—	$149,969,877

	Level 1	Level 2	Level 3	Total

Short Duration High Yield
Corporate Bonds	$—	$204,675,918	$—	$204,675,918
Money Market Funds	2,359,417			2,359,417
Total Investments	$2,359,417	$204,675,918	$—	$207,035,335

Small Cap Growth Fund
Common Stocks	$15,880,798	$—	$—	$15,880,798
Money Market Funds	458,120	—	—	458,120
Total Investments	$16,338,918	$—	$—	$16,338,918

Short Duration Bond Fund
Corporate Bonds	$—	$5,760,555	$—	$5,760,555
Asset-Backed Securities	—	82,699	—	82,699
Mortgage-Backed Securities	—	133,789	—	133,789
U.S. Government & Agency Obligations	—	3,070,965	—	3,070,965
Money Market Funds	554,976		—	554,976
Total Investments	$554,976	$9,048,008	$—	$9,602,984

27

Notes to Financial Statements

12.31.2022

Investment Transactions, Investment Income and Expenses  |  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed on the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Cash Accounts Prior to November 1, 2022  |  At times, the Funds invested cash in a sweep vehicle program whereby a bank, acting as agent of its customer, endeavors to place such amounts in excess of the FDIC standard maximum deposit insurance amount (currently $250,000) with one or more other FDIC-insured member banks in either demand deposit accounts or money market deposit accounts. Such deposits were in amounts at any such bank not in excess of the FDIC standard maximum deposit insurance amount such that the cash was FDIC-insured across the various banks at which such funds were deposited. TriState Capital Bank provided this service to its clients, including the previous adviser. Both TriState Capital Bank and the previous adviser were subsidiaries of TriState Capital Holdings. These deposits were not custodied by TriState Capital Bank, and TriState Capital Bank did not receive any fees relating to these deposits. The Funds stopped participating in the cash sweep program on November 1, 2022.

Federal Income Taxes  |  The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of distributions and the differences in accounting for net investment income and realized capital gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and realized capital gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Funds recognize interest and penalties, if any, as income tax expense on the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods (generally, three years) the Funds did not have a liability for any unrecognized tax expenses.

Distributions to Shareholders  |  Mid Cap Value Fund, Small Cap Value Fund and Small Cap Growth Fund make distributions of net investment income and net realized capital gains, if any, at least annually. Income Fund, Short Duration High Yield Fund and Short Duration Bond Fund make distributions of net investment income monthly and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distributions made to shareholders from earnings were as follows:

	Income Fund
	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary Income	$12,831,056	$13,869,991
Net long-term capital gains	1,461,031	—

Total distributions paid	$14,292,087	$13,869,991

	Mid Cap Value Fund
	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary Income	$434,046	$230,069
Net long-term capital gains	21,677	—

Total distributions paid	$455,723	$230,069

28

Notes to Financial Statements

12.31.2022

	Small Cap Value Fund
	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary Income	$—	$927,884
Net long-term capital gains	1,794,548	16,956,002

Total distributions paid	$1,794,548	$17,883,886

	Short Duration High Yield Fund
	December 31, 2022	December 31, 2021
Distributions paid from ordinary Income	$6,245,837	$5,242,419

	Small Cap Growth Fund
	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary Income	$—	$1,823,945
Net long-term capital gains	792,440	3,451,422

Total distributions paid	$792,440	$5,275,367

	Short Duration Bond Fund
	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary Income	$98,778	$7,726
Net long-term capital gains	—	—

Total distributions paid	$98,778	$7,726

Accounting Estimates  |  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements and Regulatory Changes  |  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission adopted amendments to the requirements for annual and semi-annual shareholder reports provided by mutual funds and exchange-traded funds (ETFs) to highlight key information for investors. The Commission’s final rule amendments will require mutual funds and ETFs that are registered on Form N-1A (“open-end funds” or “funds”) to transmit to shareholders concise and visually engaging annual and semi-annual reports that highlight information that is particularly important for retail shareholders to assess and monitor their fund investments on an ongoing basis. The final rule amendments also facilitate funds’ ability to make electronic versions of their shareholder reports more user-friendly and interactive. In addition, open-end funds will be required to tag the information in their shareholder reports using Inline XBRL structured data language. The new rules will require that funds make available

29

Notes to Financial Statements

12.31.2022

online certain information that may be more relevant to investors and financial professionals who desire more in-depth information. This information also must be delivered free of charge upon request and filed on a semi-annual basis on Form N-CSR. This information includes, for example, a fund’s schedule of investments and other financial statement elements. The final rule amendments include requirements that will help ensure that investors can easily reach and navigate the information that appears online. The Commission also adopted amendments to exclude open-end funds from the scope of rule 30e-3, which generally permits certain registered investment companies to satisfy shareholder report transmission requirements by making these reports and other materials available online and providing a notice of the reports’ online availability, instead of directly providing the reports to shareholders. The amendments excluding open-end funds from rule 30e-3 are intended to help ensure that all open-end fund investors will experience the benefits of the new tailored shareholder reports. Open-end fund shareholders will directly receive the new tailored annual and semi-annual reports, either in paper or, if the shareholder has so elected, electronically. These updates are effective January 24, 2023 with an 18-month transition period for funds to comply with the new framework. Management is currently evaluating the impact of these updates on the Funds’ annual and semi-annual shareholder reports.

Note 3  |  Investment Advisory and Other Agreements  |  On June 1, 2022, Raymond James Financial, Inc (“RJF”) completed its acquisition of TriState Capital Holdings, Inc. including its asset management subsidiary, Chartwell Investment Partners, LLC, (“Chartwell”) an investment adviser that became a wholly-owned subsidiary of Carillon Tower (the “Transaction”). The completion of the Transaction resulted in a change of control of Chartwell and the assignment and termination of the Chartwell’s investment advisory agreement with The Chartwell Funds (“Prior Agreement”).

For the period between June 1, 2022 and July 1, 2022 Chartwell continued to serve as the investment adviser for the separate series of The Chartwell Funds (each, a “Prior Fund”) pursuant to an interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act that was approved by the The Chartwell Funds’ Board of Trustees on May 25, 2022 (the “Interim Agreement”). The Prior Funds were reorganized into corresponding series of the Trust (the “Carillon Chartwell Funds”) on July 1, 2022 (the “Reorganization”). The Prior Funds paid the same fee rates to Chartwell under the Interim Agreement as under the Prior Agreement. The investment advisory fees rates paid by each of the Prior Funds to Chartwell prior to the Reorganization are set forth in the table below.

Fund	Average daily net assets	Rate charged
Income Fund	$0 to $1.75 billon $1.75 billon to $3.5 billon Over $3.5 billon	0.50% 0.48% 0.46%
Mid Cap Value Fund	All Assets	0.75%
Small Cap Value Fund	All Assets	0.90%
Short Duration High Yield Fund	All Assets	0.40%
Small Cap Growth Fund	All Assets	0.85%
Short Duration Bond Fund	All Assets	0.30%

Following the Reorganization, Carillon Tower became the investment adviser to the Funds pursuant to an investment advisory agreement that was approved by the Trust’s Board of Trustees at meetings held on November 18-19, 2021. At that time, the Board also approved (1) the appointment of Carillon Tower as the Funds’ investment adviser and an investment advisory agreement between the Trust, on behalf of the Funds and Carillon Tower (“Investment Advisory Agreement”), and (2) the appointment of Chartwell as the Funds’ subadviser and an investment subadvisory agreement between Carillon Tower and Chartwell (“Subadvisory Agreement”). A discussion of the Board’s consideration of these contracts is included in the Investment Advisory and Subadvisory Agreements section of this report.

The Investment Advisory Agreement provides for each Fund to pay Carillon Tower an annualized management fee based on a percentage of a Fund’s average net assets calculated and accrued according to the following schedule. The Subadvisory Agreement provides for Carillon Tower to pay Chartwell a subadvisory fee for each Fund pursuant to the same fee rate schedule.

Fund	Average daily net assets	Rate charged
Income Fund	$0 to $1.75 billon $1.75 billon to $3.5 billon Over $3.5 billon	0.40% 0.38% 0.36%
Mid Cap Value Fund	All Assets	0.65%
Small Cap Value Fund	All Assets	0.80%
Short Duration High Yield Fund	All Assets	0.30%
Small Cap Growth Fund	All Assets	0.75%
Short Duration Bond Fund	All Assets	0.20%

30

Notes to Financial Statements

12.31.2022

For the period of July 1, 2022 to December 31, 2022, Carillon was paid the following in Adviser fees:

Carillon Tower Advisory fee
Carillon Chartwell Income Fund	$795,980
Carillon Chartwell Mid Cap Value Fund	132,940
Carillon Chartwell Small Cap Value Fund	624,558
Carillon Chartwell Short Duration High Yield Fund	298,294
Carillon Chartwell Small Cap Growth Fund	73,398
Carillon Chartwell Short Duration Bond Fund	7,080

Following the Reorganization, each Fund has entered into an Administration Agreement with the Trust under which each Fund pays the Trust for various administrative services at a rate of 0.10% of the average daily net assets for all Funds. From July 1, 2022 through December 31, 2022, each Fund paid Carillon Tower administration fees in the amounts set forth in the table below.

Carillon Tower Administration fee
Carillon Chartwell Income Fund	$198,993
Carillon Chartwell Mid Cap Value Fund	20,452
Carillon Chartwell Small Cap Value Fund	78,069
Carillon Chartwell Short Duration High Yield Fund	99,430
Carillon Chartwell Small Cap Growth Fund	9,786
Carillon Chartwell Short Duration Bond Fund	3,540

Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses of the Funds to the extent that a Fund’s annual operating expenses for its fiscal year exceed the limitations (“Expense Limitations”). These Expense Limitations will be in effect through July 1, 2024. For purposes of this Agreement, annual operating expenses shall not include interest, taxes, brokerage commissions, cost relating to investments in other investment companies, dividends and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. In addition, annual operating expenses shall include offset expense arrangements with the custodian for each Series.

Prior to May 1, 2022, Chartwell had contractually agreed to reduce its fees and/or reimburse other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund as stated below.

Fund	Contractual Expense Limitations
Income Fund	0.64%
Mid Cap Value Fund	0.90%
Small Cap Value Fund	1.05%
Short Duration High Yield Fund	0.49%
Small Cap Growth Fund	1.05%
Short Duration Bond Fund	0.39%

	Chartwell	Carillon Tower
	For the period January 1, 2022 - June 30, 2022	For the period July 1, 2022 - December 31, 2022	Total
Income Fund	$111,796	$118,908	$230,704
Mid Cap Value Fund	68,202	87,873	156,075
Small Cap Value Fund	84,364	110,804	195,168
Short Duration High Yield Fund	75,717	127,119	202,836
Small Cap Growth Fund	72,680	90,168	162,848
Short Duration Bond Fund	75,358	100,385	175,743

31

Notes to Financial Statements

12.31.2022

Chartwell’s right to seek reimbursement of fees waived or payments made to the Fund was terminated upon the consummation of the Reorganization. Fees waived and/or expenses reimbursed by Carillon Tower may be recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from Chartwell for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to Chartwell any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower may be allowed to recover by Fund and the dates that these amounts will expire:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
December 31, 2024	$118,908	$87,873	$110,804	$127,119	$90,168	$100,385

Total	$118,908	$87,873	$110,804	$127,119	$90,168	$100,385

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the year ended December 31, 2022, Income Fund, Mid Cap Value Fund, Small Cap Value Fund, Short Duration High Yield Fund, Small Cap Growth Fund and Short Duration Bond Fund paid $301,564, $23,490, $145,398, $78,393, $18,902 and $1,612, respectively, to financial intermediaries for such services. These amounts are included in transfer agent fees on the Statements of Operations.

Carillon Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the Funds. Prior to July 1, 2022, Foreside Fund Services, LLC (“Foreside”) served as the Funds’ distributor.

Each Fund has adopted a Distribution and Service Plan (“Plan”) for the Funds pursuant to Rule 12b-1 under the 1940 Act. The distribution plan allows for a Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. To date, the Board has not authorized the payment of fees pursuant to the Plan. Therefore, the Funds currently do not have any direct distribution expenses as of December 31, 2022.

Each Trustee of the Carillon Family of Funds receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to the Funds, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds.

Certain officers of the Carillon Family of Funds may be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds.

Note 4  |  Federal Income Taxes  |  At December 31, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund
Cost of investments	$403,892,231	$36,803,476	$125,848,275

Gross unrealized appreciation	$11,859,263	$6,513,887	$32,011,674
Gross unrealized depreciation	(50,485,627)	(2,403,390)	(7,890,072)

Net unrealized appreciation (depreciation) on investments	$(38,626,364)	$4,110,497	$24,121,602

	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Cost of investments	$217,095,886	$14,637,936	$9,885,778

Gross unrealized appreciation	$379,887	$3,046,048	$22,594
Gross unrealized depreciation	(10,440,438)	(1,345,066)	(305,388)

Net unrealized appreciation (depreciation) on investments	$(10,060,551)	$1,700,982	$(282,794)

The difference between the cost of investments for financial statement and federal income tax purposes for Income Fund, Mid Cap Value Fund, Small Cap Value Fund, Short Duration High Yield Fund and Small Cap Growth Fund is due to certain timing differences in recognizing capital gains and losses in security transactions under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and adjustments to basis on passive foreign investment companies.

32

Notes to Financial Statements

12.31.2022

As of December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund
Net unrealized appreciation (depreciation) on investments	$(38,626,364)	$4,110,497	$24,121,602
Undistributed ordinary income (deficit)	—	21,659	880,474
Undistributed long-term capital gains	—	138,725	—
Capital loss carryforwards	—	—	(747,636)
Post October capital loss deferral	(1,937,285)	—	—

Total distributable earnings (loss)	$(40,563,649)	$4,270,881	$24,254,440

	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Net unrealized appreciation (depreciation) on investments	$(10,060,551)	$1,700,982	$(282,794)
Undistributed ordinary income (deficit)	—	—	1,637
Undistributed long-term capital gains	—	—	—
Capital loss carryforwards	(1,323,128)	(1,939,952)	(11,365)

Total distributable earnings (loss)	$(11,383,679)	$(238,970)	$(292,522)

During the year ended December 31, 2022, Income Fund utilized $6,536,398 of capital loss carryforwards to offset current year capital gains.

As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Short-term capital loss carryforwards	$203,412	$160,311	$1,939,952	$10,852
Long-term capital loss carryforwards	544,224	1,162,817	—	513

Total	$747,636	$1,323,128	$1,939,952	$11,365

These capital loss carryforwards, which do not expire, are available to offset realized capital gains in future years, thereby reducing future taxable gain distributions.

Qualified late year capital losses incurred after October 31, 2022 and within the current taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2022, Income Fund deferred $1,937,285 of late year capital losses to January 1, 2023 for federal income tax purposes.

For the year ended December 31, 2022, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Paid in Capital	$(10,117)	$—	$—	$(26,639)	$(113,992)	$—
Total distributable earnings (loss)	10,117	—	—	26,639	113,992	—

Such reclassifications have no effect on each Fund’s total net assets or its NAV per share.

Note 5  |  Investment Transactions  |  During the year ended December 31, 2022, purchases and sales of investments, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Income Fund	$164,932,616	$234,720,205
Mid Cap Value Fund	18,218,989	10,332,839
Small Cap Value Fund	39,080,279	52,922,790
Short Duration High Yield Fund	83,860,779	68,131,006
Small Cap Growth Fund	16,418,289	20,160,002
Short Duration Bond Fund	7,775,236	4,229,683

33

Notes to Financial Statements

12.31.2022

Note 6  |  Indemnifications   |  In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 7  |  Other Matters  |  The ongoing novel coronavirus (“COVID-19”) pandemic has disrupted markets globally and caused significant uncertainty in the global economy. The pandemic has resulted in, among other things, travel restrictions, closed international borders, prolonged quarantines, cancellations, and supply chain disruptions, as well as general concern and uncertainty. Although an economic expansion is underway, it continues to be uneven and characterized by meaningful dispersion across sectors and industries. The duration, extent, and ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds are impossible to predict and will continue to evolve. The effects may impact the value and performance of the Funds, their ability to buy and sell investments at appropriate valuations, their ability to achieve their investment objectives, and their cash flows.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

Note 8  |  Fund Reorganization  |  On October 20, 2021, it was announced that the parent company of Chartwell Investment Partners, LLC (“Chartwell”), TriState Capital Holdings, Inc. had agreed to be acquired by Raymond James Financial, Inc, a financial services company, headquartered in St. Petersburg, FL. Following the acquisition, Chartwell will continue to operate independently, as an affiliate of Carillon Tower.

On December 15, 2021, The Chartwell Funds’ Board held a special meeting and voted unanimously to approve the proposed transaction and reorganization of The Chartwell Funds into the Carillon Funds. Subsequently, the shareholders of the Chartwell Funds approved the reorganization and the funds became a series of the Carillon Series Trust on July 1, 2022.

Note 9  |  Events Subsequent to the Fiscal Period End  |  The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during the fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Carillon Series Trust and the Shareholders of Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Short Duration Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Carillon Chartwell Income Fund (formerly Chartwell Income Fund), Carillon Chartwell Mid Cap Value Fund (formerly, Chartwell Mid Cap Value Fund), Carillon Chartwell Small Cap Value Fund (formerly Chartwell Small Cap Value Fund), Carillon Chartwell Short Duration High Yield Fund (formerly Chartwell Short Duration High Yield Fund), Carillon Chartwell Small Cap Growth Fund (formerly Chartwell Small Cap Growth Fund), and Carillon Chartwell Short Duration Bond Fund (formerly Chartwell Short Duration Bond Fund), each a series of shares of beneficial interest in Carillon Series Trust (the “Funds”), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, and Carillon Chartwell Small Cap Growth Fund and	The statements of changes in net assets for each of the years in the two-year period ended December 31, 2022, and the financial highlights for each of the years in the two-year period ended December 31, 2022, the period from November 1, 2020 through December 31, 2020 and for each of the years in the three-year period ended October 31, 2020
Carillon Chartwell Short Duration Bond Fund	The statements of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period from September 22, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Carillon Series Trust since 2022 and for the Funds in their former trust, The Chartwell Funds, since 2017.

Philadelphia, Pennsylvania

February 23, 2023

35

Liquidity Risk Management Program

(UNAUDITED)

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Carillon Series Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (“Board”) has designated Carillon Tower as Program administrator (“Administrator”). The Administrator has, in turn, established a Liquidity Risk Management Committee, which is responsible for overseeing the administration and assessing the effectiveness of the Program. A Fund’s “liquidity risk” is the risk that a Fund could not meet redemption requests without significant dilution of the remaining shareholders’ interest in the Funds. The Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund (collectively, the “Carillon Chartwell Funds”) became subject to the Program on July 1, 2022 upon the completion of the reorganization of the separate series of The Chartwell Funds into the corresponding series of the Trust.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually, taking into consideration a variety of factors including, as applicable, the Fund’s investment strategy, liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Certain factors are considered under both normal and reasonably foreseeable stressed market conditions. Each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program also provides for the Administrator to determine a Fund’s highly liquid investment minimum or “HLIM” if it is determined that a Fund does not primarily hold assets that are highly liquid investments. The Administrator has determined that each Fund primarily holds highly liquid investments, and, therefore is not required to establish a HLIM. In accordance with the Liquidity Rule, the Program also limits the Funds’ investments in illiquid investments to no more than 15% of a Fund’s net assets and includes procedures for in-kind redemptions.

At a meeting of the Board held on May 20, 2022, the Board received a written report (the “Report”) from the Administrator describing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022 (“Review Period”) with respect to the Funds, other than the Carillon Chartwell Funds. The Administrator will evaluate the operation of the Program and assess the adequacy and effectiveness of its implementation with respect to the Carillon Chartwell Funds in the Administrator’s report for the 12-month period ending March 31, 2023.

2022 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended December 31, 2022 for the Carillon Chartwell Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Qualified dividend income	17.18%	100.00%	0.00%	0.00%	0.00%	0.00%
Dividends received deduction	20.80%	100.00%	0.00%	0.00%	0.00%	0.00%
Long-term capital gains	$1,461,031	$21,677	$1,794,548	$—	$792,440	$—

36

Understanding Your Ongoing Costs

(UNAUDITED)    |    12.31.2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual expenses  |  The information in the row titled “Based on Actual Fund Return” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your Fund, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes  |   The information in the row titled “Based on Hypothetical 5% Return (before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the ongoing costs of investing in other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Net Expense Ratio (a)	Expenses Paid During Period (b)

Income Fund
Based on Actual Fund Return	$1,000.00	$998.70	0.64%	$3.22
Based on Hypothetical 5% Return (before expenses)	1,000.00	1,021.98	0.64	3.26

Mid Cap Value Fund
Based on Actual Fund Return	1,000.00	1,021.10	0.90	4.58
Based on Hypothetical 5% Return (before expenses)	1,000.00	1,020.67	0.90	4.58

Small Cap Value Fund
Based on Actual Fund Return	1,000.00	1,061.90	1.05	5.46
Based on Hypothetical 5% Return (before expenses)	1,000.00	1,019.91	1.05	5.35

Short Duration High Yield Fund
Based on Actual Fund Return	1,000.00	1,033.10	0.49	2.51
Based on Hypothetical 5% Return (before expenses)	1,000.00	1,022.74	0.49	2.50

Small Cap Growth Fund
Based on Actual Fund Return	1,000.00	1,008.50	1.05	5.32
Based on Hypothetical 5% Return (before expenses)	1,000.00	1,019.91	1.05	5.35

Short Duration Bond Fund
Based on Actual Fund Return	1,000.00	1,005.40	0.39	1.97
Based on Hypothetical 5% Return (before expenses)	1,000.00	1,023.24	0.39	1.99

(a) Annualized, based on the Fund’s most recent one-half year expenses.

(b) Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

37

Investment Advisory and Subadvisory Agreements

(UNAUDITED)    |    11.18.2021 to 11.19.2021

Overview.  |  At meetings held on November 18-19, 2021, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (the “Trust”), including its independent members (the “Independent Trustees”), approved an investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon”) and the Trust, on behalf of six new series of the Trust (“Advisory Agreement”): the Carillon Chartwell Income Fund, the Carillon Chartwell Mid Cap Value Fund, the Carillon Chartwell Short Duration Bond Fund, the Carillon Chartwell Short Duration High Yield Fund, the Carillon Chartwell Small Cap Growth Fund, and the Carillon Chartwell Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”).

The Board also approved an investment subadvisory agreement between Carillon and Chartwell Investment Partners, LLC (“Chartwell”) pursuant to which Chartwell will serve as the subadviser to each Fund (“Subadvisory Agreement”). The Advisory Agreement and Subadvisory Agreement are collectively referred to herein as the “Agreements.”

Prior to the meetings, the Board, with the assistance of independent legal counsel, requested and received comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon and Chartwell, to assist the Board in determining whether to approve the Agreements and the proposed reorganization of each of the mutual funds currently advised by Chartwell (each, a “Chartwell Fund”) into the corresponding Fund (the “Reorganizations”). The Board also considered information that had been provided to the Board by Carillon in connection with the Board’s considerations of the renewal of the investment advisory agreement between Carillon and other series of the Trust (collectively, the “Existing Funds”). At the meetings, the Board met with representatives of Carillon and Chartwell and posed questions regarding certain key aspects of the materials submitted in support of the approval.

The Board accorded appropriate weight to the work, deliberations and conclusions of its various committees in determining whether to approve the Agreements. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts.

With respect to the approval of the Agreements, the Board took into consideration various factors, including: (1) the nature, extent and quality of services to be provided to the Funds; (2) the investment performance of the Chartwell Funds; (3) the estimated costs to be incurred by Carillon, Chartwell and their affiliates and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) comparisons of services and fees with contracts entered into by Carillon and Chartwell with the Existing Funds and other clients (such as pension funds and other institutional investors); and (6) any benefits derived by Carillon or Chartwell from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its November 2021 meetings to form the basis of its approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of the Agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  |  The Board considered information regarding the services to be provided by Carillon and the background and experience of the Carillon personnel who would be responsible for overseeing the Funds. The Board considered that Carillon would monitor the subadvisory services provided by Chartwell and services provided by the Funds’ other service providers, and that Carillon’s oversight of the Funds’ service providers would be the same as the oversight services it provides to the Existing Funds. The Board also took into consideration that Carillon would be responsible for oversight of compliance with the Funds’ investment objectives and policies, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. Additionally, the Board considered that Carillon and its affiliate, Carillon Fund Distributors, Inc. (“CFD”), would provide certain administration and distribution services to the Funds.

The Board considered that Raymond James Financial, Inc., Carillon’s parent company, had reached an agreement with TriState Capital Holdings, Inc. (“TriState”), Chartwell’s parent company, to purchase TriState (the “Transaction”), and that, following the completion of the Transaction, Chartwell would become a wholly-owned subsidiary of Carillon. The Board considered information regarding Chartwell’s principal business activities, its financial condition and overall capabilities to perform the services under the Subadvisory Agreement. The Board considered that Chartwell would be responsible for making investment decisions on behalf of the Funds, and for placing all orders for the purchase and sale of the Funds’ securities and other investments. In addition, the Board considered: (1) information regarding the Carillon Tower and Chartwell personnel who will be responsible for providing services to the Funds; (2) certifications as to the adequacy of the compliance program of Chartwell; (3) the financial information provided regarding Chartwell; and (4) Carillon’s recommendation of Chartwell. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Carillon and Scout were appropriate for each Fund in light of its investment objective and, thus, supported a decision to approve the Agreements.

Investment Performance.  |  The Board considered that the Funds are new and, therefore, had no historical performance for the Board to review. However, as each Fund would be adopting the historical performance of a corresponding Chartwell Fund, in connection with their consideration of the Subadvisory Agreement, the Board considered comparisons of the performance of each Chartwell Fund relative to the performance of its benchmark indices and a refined population (“Morningstar Population”) of funds within a Fund’s Morningstar, Inc. (“Morningstar”) category for one-year, three-year, five-year and ten-year periods, as applicable, ended September 30, 2021. For each Fund, as relevant, the Board also considered Chartwell’s explanation regarding a Chartwell Fund’s relative underperformance.

With respect to the strategy pursuant to which Chartwell would manage the Carillon Chartwell Income Fund, the Board considered a number of factors regarding performance, including: (1) that the Chartwell Fund outperformed a blended index (the “Blended Index”), comprised 25% of the Russell 3000 Value Index, 55% of the Bloomberg Barclays US Aggregate Bond Index, and 20% of the ICE BofA High Yield Cash Pay Blend Index for the one-year period, but underperformed the Blended Index for the three-year, five-year and ten-year periods ended September 30, 2021; (2) the Chartwell Fund’s performance as compared to each of the component indexes of the Blended Index; and (3) that the Chartwell Fund outperformed the average of its Morningstar Population for the one-year and ten-year periods, but underperformed for the three- and five-year periods.

With respect to the strategy pursuant to which Chartwell would manage the Carillon Chartwell Mid Cap Value Fund, the Board considered a number of factors regarding performance, including: (1) that the Chartwell Fund underperformed its benchmark index for all relevant periods; and (2) that the Chartwell Fund outperformed the average of its Morningstar Population for the ten-year period, but underperformed for the one-year, three-year and five-year periods.

With respect to the strategy pursuant to which Chartwell would manage the Carillon Chartwell Short Duration Bond Fund, the Board considered that, as the Chartwell Fund commenced operations on September 22, 2021, no historical performance information was available.

With respect to the strategy pursuant to which Chartwell would manage the Carillon Chartwell Short Duration High Yield Fund, the Board considered a number of factors regarding performance, including that the Chartwell Fund

38

Investment Advisory and Subadvisory Agreements

(UNAUDITED)    |    11.18.2021 to 11.19.2021

underperformed its benchmark index and the average of its Morningstar Population for all relevant periods.

With respect to the strategy pursuant to which Chartwell would manage the Carillon Chartwell Small Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) that the Chartwell Fund outperformed its benchmark for all relevant periods; and (2) that the Chartwell Fund underperformed the average of its Morningstar Population for the one-year period, but outperformed for the three-year period.

With respect to the strategy pursuant to which Chartwell would manage the Carillon Chartwell Small Cap Value Fund, the Board considered a number of factors regarding performance, including that the Chartwell Fund underperformed its benchmark index and the average of its Morningstar Population for all relevant periods.

Based on the foregoing information, the Board concluded that the historical investment performance record of Chartwell with respect to each Chartwell Fund supported approval of the Agreements.

Fees and Expenses.  |  The Board considered the proposed advisory fee rate payable by each Fund to Carillon under the Agreement, the proposed subadvisory fee rates payable to Chartwell, each Fund’s projected total expense ratio. The Board also considered that, while the proposed advisory and subadvisory fee rates payable to Carillon and Chartwell, respectively, would be lower than the rates currently paid by the Chartwell Funds, each Fund would pay Carillon a separate fee for administrative services. The Board considered that, as a result, the proposed total advisory and administrative fee rate for each Fund is the same as the total advisory and administrative fee rate currently charged to the applicable Chartwell Fund. The Board considered that the subadvisory fee rate that Carillon proposed to pay to Chartwell is identical to the proposed advisory fee rate paid to Carillon by a Fund.

In considering the proposed subadvisory fee rate to be paid by Carillon, the Board considered, to the extent applicable, the fee rate charged by Chartwell to other accounts managed by Chartwell in the strategy of each Fund (each, a “Composite”), noting Chartwell’s representation that it requires greater resources to provide services to the Chartwell Funds than to serve other accounts in each Composite. The Board also took into consideration comparisons of each Chartwell Fund’s advisory fee rate and expense ratio to the average expense ratio of its Morningstar Population and a refined group of peer funds (“Morningstar Peer Group”) within its Morningstar category based on data ended September 30, 2021. In addition, the Board considered that Carillon has agreed to contractually limit the expenses of each Fund for at least two years from the date of the Reorganizations at levels that are equal to the current expense caps, if any, for the applicable Chartwell Fund. The Board considered that, to the extent that Carillon would waive its advisory fee or reimbursed expenses, it proposed to reduce the amount it pays to Chartwell proportionately. In addition, the Board considered that, if Carillon subsequently recoups previously waived advisory fees from a Fund, Carillon would make a payment to Chartwell in an amount equal to the recoupment.

With respect to the Carillon Chartwell Income Fund, the Board considered that the corresponding Chartwell Fund’s combined advisory and administrative fee rate and net expense ratio were lower than the average of its Morningstar Population and Morningstar Peer Group.

With respect to the Carillon Chartwell Mid Cap Value Fund, the Board considered that the corresponding Chartwell Fund’s combined advisory and administrative fee rate was higher than the average of its Morningstar Population and Morningstar Peer Group. The Board also considered that the Chartwell Fund’s net expense ratio was higher than the average of its Morningstar Population and lower than the average of its Morningstar Peer Group.

With respect to the Carillon Chartwell Short Duration Bond Fund, the Board considered that the corresponding Chartwell Fund’s combined advisory and administrative fee rate and net expense ratio were lower than the average of its Morningstar Population and Morningstar Peer Group.

With respect to the Carillon Chartwell Short Duration High Yield Fund, the Board considered that the corresponding Chartwell Fund’s combined advisory and administrative fee rate and net expense ratio were lower than the average of its Morningstar Population and Morningstar Peer Group.

With respect to the Carillon Chartwell Small Cap Growth Fund, the Board considered that the corresponding Chartwell Fund’s combined advisory and administrative fee rate and net expense ratio were lower than the average of its Morningstar Population and Morningstar Peer Group.

With respect to the Carillon Chartwell Small Cap Value Fund, the Board considered that the corresponding Chartwell Fund’s combined advisory and administrative fee rate was lower than the average of its Morningstar Population and higher than the average of its Morningstar Peer Group. The Board also considered that the Chartwell Fund’s net expense ratio was higher than the average of its Morningstar Peer Group and equal to the average of its Morningstar Population.

After evaluating this information, the Board concluded that proposed advisory and subadvisory fee rates under the Agreements were reasonable in light of the services to be provided to the Funds.

Costs, Profitability and Economies of Scale.  |  In analyzing the cost of services and profitability of Carillon and Chartwell, the Board considered the estimated revenues to be earned and the expenses to be incurred by Carillon and Chartwell. The Board also took into consideration that Carillon will pay to Chartwell a subadvisory fee equal to the entirety of the advisory fee to be paid by the Funds, but that Carillon will receive fees for providing administrative services to the Funds. The Board considered Carillon’s representation that it did not expect to earn a profit on the Funds, based on the Chartwell Funds’ expenses for the fiscal year ended December 31, 2020. The Board also considered that, during the fiscal year ended December 31, 2020, Chartwell earned a profit with respect to each of the Chartwell Funds.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size. Based on this information, the Board concluded that the estimated costs to be incurred by Carillon, Chartwell and their affiliates and the resulting profits or losses, as well as the potential for each Fund to benefit from economies of scale, supported the approval of the Agreements.

Benefits.  |  In evaluating compensation, the Board considered other benefits that may be realized by Carillion, Chartwell and their affiliates from their relationship with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds would compensate Carillon for providing administrative services. The Board considered that, as the Funds’ principal underwriter and distributor, CFD would provide services and distribution activities, although the Board was not being asked to authorize Rule 12b-1 payments from the Funds to compensate CFD for these activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Carillon have entered into agreements with CFD to sell Fund shares and receive compensation from CFD. The Board also considered that Chartwell also is expected to be an affiliate of Carillon following the Transaction. The Board considered Carillon’s

39

Investment Advisory and Subadvisory Agreements

(UNAUDITED)    |    11.18.2021 to 11.19.2021

representation that Carillon’s relationship with the Funds may provide Carillon with increased market exposure, the ability to spread certain fixed costs across a greater number of clients, assets and revenues, and opportunities to cross sell other Carillon products to new clients. The Board also considered Carillon’s representation that there may be certain floats on monies that are retained by Carillon for a period of time before payment to Chartwell. Additionally, the Board considered Chartwell’s representation that it directs brokerage transactions for its portfolios to brokers who provide research and execution services to Chartwell and indirectly to Chartwell’s clients. Based on the foregoing information, the Board concluded that the potential benefits accruing to Carillon and Chartwell by virtue of their relationship with the Funds appear to be fair and reasonable.

Conclusions.  |  Based on the various considerations described above, the Board, including a majority of the Independent Trustees, concluded with respect to the Funds that: (1) the fees proposed to be paid to Carillon and Chartwell under the Agreements are fair and reasonable; (2) the Funds and their shareholders would benefit from Carillon’s and Chartwell’s management of the applicable Funds; and (3) approved the Agreements.

40

Principal Risks

(UNAUDITED)

Callable Securities  |  A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.

Credit  |  A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Currencies  |  A fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a fund’s exposure to foreign currencies may reduce the returns of a fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a fund may choose to not hedge its currency risks.

Emerging markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.

Equity securities  |  A fund’s equity securities investments are subject to market risk. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•

Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt

41

Principal Risks

(UNAUDITED)

securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

•	Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•	Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

•	REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

High Yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore,

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your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative. High yield securities carry greater levels of call risk, credit risk and liquidity risk.

Inflation  |  Inflation is a decline in the purchasing power of money over time and there is a risk that inflation will undermine the performance of an investment.

Interest rate  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Conversely, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Large-cap companies  |  Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity  |  Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. At times, a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Management and Strategy  |  The value of your investment depends on the judgment of the sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the sub-adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market  |  Markets may at times be volatile and the values of a fund’s stock and fixed income holdings, as well as the income generated by a fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

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Principal Risks

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Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events  |  includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the US and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen as of the date of this Annual Report. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on the performance and liquidity of global markets and could negatively affect the value of a Fund’s investment. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted. The recent strength of the U.S. dollar could decrease foreign demand for U.S. assets, which may negatively impact certain issuers and/or industries.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen as of the date of this Annual Report. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Master Limited Partnerships  |  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs ‘ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects. A Fund’s investments in MLPs will be limited to no more than 25% of its assets in order for a Fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis on its MLP interest. These reductions in a Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a Fund on a subsequent sale of the securities. MLPs holding credit- related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger more established companies, which could increase

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the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Municipal Securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. In addition, a Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

New fund  |  The current performance and expenses of a new fund may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund. The shareholder fees and annual fund operating expenses of a new fund may also be higher than those of a fund that has fully implemented its investment strategies and attracted sufficient assets to achieve investment and trading efficiencies. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new fund’s investment strategies may require a longer period of time to show returns that are representative of the strategies.

Other investment companies, including Money Market Funds and ETFs Risk  |  Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Restricted Securities  |  Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-adviser considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Sector  |  A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

Financials sector  |  Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged

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Principal Risks

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in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health care sector  |  The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury obligations  |  Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

46

Trustees and Officers

(UNAUDITED)

Background of Trustees and Officers  |   The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of December 31, 2022, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	16	Trustee, RiverNorth Funds since 2013 (11 funds)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	16	N/A

Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017-2019	16	N/A

Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019- 2020; Chief Investment Officer, OppenheimerFunds 2009 -2019	16	N/A

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013-2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	16	N/A

Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996-2009	16	Board of Trustees since 2016, New Jersey Law and Education Empowerment Project (NJ LEEP); Board Member since 2017, Chair, Investment Committee and Member, Finance Committee since 2018, Charity Navigator; Board Treasurer and Finance Committee Chair, since 2022, Community Service Society; President, Board of Managers, 275 W. 10th St. Condominium since 2018

47

Trustees and Officers

(UNAUDITED)

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (c)

Susan L. Walzer (1967)

President since March 2021 (Carillon Series Trust);

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Raymond James Investment Management, since 2022; Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Chartwell Investment Partners, since 2022; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Raymond James Investment Management, since 2022; Senior Vice President of Fund Administration, Carillon Tower, 2018-2022; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Raymond James Investment Management, since 2022; Vice President of Fund Administration, Carillon Tower, 2018-2022; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James Financial, Inc., since 2020; Chief Compliance Officer, Water Island Capital, 2016-2019;

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-888-995-5505 or by accessing our website at www.rjinvestmentmanagement.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday. Effective 1/1/23 the retirement age will be increased from age 75 to age 76.

(b) “Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as Investment Advisor.

(c) Officers each serve one year terms.

48

PRIVACY NOTICE

Rev. 11/2022

FACTS	WHAT DOES CARILLON DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and birth date

•   Account transactions, account balances, transaction history, checking account information, and wire transfer instructions.

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Carillon chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Carillon share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t’ share

For non-affiliates to market to you	No	We don’t share

Questions?	• Call 888.995.5505 or go to rjinvestmentmanagement.com

49

Who we are

Who is providing this notice?	Raymond James Investment Management, Carillon Fund Distributors, Inc., and Carillon Family of Funds (collectively, “Carillon”)

What we do

How does Carillon protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Carillon collect my personal information?

We collect your personal information, for example, when you open an account or deposit money, buy securities from us, give us contact information, or tell us where to send the money.

We also collect your personal information from others, such as affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies with a Raymond James or Carillon name as well as financial companies such as Chartwell Investment Partners, LLC, ClariVest Asset Management LLC, Eagle Asset Management, Inc., Scout Investments, Inc., and Reams Asset Management (a division of Scout Investments).

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Examples of non-affiliates are entities that provide services to the Carillon Funds, such as the transfer agent and administrator.

Joint marketing	A formal agreement between nonaffiliated financial companies to provide or market financial products or services to you. • Carillon does not jointly market financial services or products.

California: In accordance with California law, we will not share information we collect about you with companies outside of Raymond James, unless the law allows. For example, we may share information with your consent, to service your accounts, or to provide rewards or benefits you are entitled to. We will limit sharing among our companies to the extent required by California law. For additional information regarding your rights, please see the California Privacy Notice (raymondjames.com/ccpa).

50

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eDelivery is the most convenient, economical and

environmentally-conscious way to receive information about your fund.

To enroll, please visit

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Call 888.995.5505 or your financial professional, or visit www.rjinvestmentmanagement.com, for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a Fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each Fund’s fiscal year end on Form N-PORT. These filings are available on the Commissions’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each Fund’s proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at rjinvestmentmanagement.com or by accessing the Commission’s website at www.sec.gov.

Item 2. Code of Ethics

As of the end of the fiscal year December 31, 2022, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period, other than technical, administrative, and other non-substantive amendments. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana Marante is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. Marante is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, BBD LLP (“BBD”), for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2021, and $86,500.00 for the fiscal year ended December 31, 2022.

(b) Audit-Related Fees

There were no aggregate fees BBD billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal years ended December 31, 2021, and December 31, 2022. The aggregate fees BBD billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal year ended December 31, 2021, and $0.00 for the fiscal year ended December 31, 2022.

(c) Tax Fees

The aggregate tax fees BBD billed to the Trust for tax compliance, tax advice, and tax planning services were $0 for the fiscal year ended December 31, 2021, and $16,500.00 for the fiscal year ended December 31, 2022. There were no aggregate tax fees BBD billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal years ended December 31, 2021, and December 31, 2022.

These services provided to the Trust consisted of, among other matters: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2022, the Trust paid BBD no other fees. There were no aggregate fees BBD billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal years ended December 31, 2021, and December 31, 2022.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the majority of the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, and that are not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which BBD billed to the Trust.

(f) Less than 50% of the hours billed by BBD for auditing services to the Trust for the fiscal year ended December 31, 2022 were for work performed by persons other than full-time, permanent employees of BBD.

(g) For the fiscal years ended December 31, 2021 and December 31, 2022, there were no aggregate non-audit fees billed by BBD to the Trust There were no aggregate non-audit fees billed by BBD to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal years ended December 31, 2021, and December 31, 2022.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services are compatible with BBD’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

The Trust’s Principal Executive Officer and Principal Financial Officer evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the Trust in the reports that it files on Form N-CSR (a) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission; and (b) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item  13. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the Trust.

(a)(4) Not applicable to the Trust

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code is filed and attached hereto as Exhibit 99.1350CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST

Date: May 3, 2023	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: May 3, 2023	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: May 3, 2023	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer